Lincoln Statistical Report

fourth Q U A R T E R

2 0 0 7

The financial data in this document is dated February 4, 2008 and has not been updated since that date. LNC does not intend to update this document.

Lincoln Financial Group
Statistical Report
Fourth Quarter
2007

Table of Contents

LFG Analyst Coverage

Notes

Financial Highlights	1 - 4

Consolidated Expense Detail	5
Operating Results Summary	6
Consolidated Statements of Income	7

Consolidating Statements of Income from Operations	8-9
Consolidated Balance Sheets	10
Balance Sheet Data - Segment Highlights	11

Individual Markets
Individual Life Insurance
Income Statements & Operational Data	12
Operational Data	13
Account Value Roll Forward	14
Individual Annuities
Income Statements & Operational Data	15
Account Value Roll Forward	16
Account Values	17

Employer Markets
Defined Contribution
Income Statements & Operational Data	18
Account Value Roll Forward	19
Supplemental Data	20
Executive Benefits
Income Statements & Operational Data	21
Account Value Roll Forward and Supplemental Data	22
Group Protection
Income Statements & Operational Data	23
Supplemental Data	24

Investment Management
Income Statements	25
Assets Under Management Roll Forward	26

Lincoln UK
Income Statements	27
Operational Data	28

Other Operations	29

Discontinued Operations	29

Domestic Deposits / Account Balances / Net Flows	30

Investment Data
Assets Managed	31
Other Investment Data	32

12/31/2007	ii
NOTES

On April 3, 2006, we completed our merger with Jefferson Pilot Corporation ("JP") and have included the results of operations and financial condition of JP since then.

Definitions and Presentation
"Income from Operations," "Operating Revenue," and "Return on Capital" are non-GAAP financial measures and do not replace
GAAP revenue and net income (loss). Detailed reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in this statistical supplement.

* We exclude the after-tax effects of the following items from GAAP net income to arrive at income from operations:
* Realized gains and losses on investments and derivatives,
* Gains and losses related to reinsurance embedded derivatives/trading account securities,
* The initial impact of the adoption of changes in accounting principles,
* Reserve changes on business sold through reinsurance net of related deferred gain amortization,
* Gains and losses on the sale of subsidiaries and blocks of business,
* Loss on early retirement of debt, including subordinated debt, and
* Income (loss) from discontinued operations.

* Operating revenue represents revenue excluding the following, as applicable:
* Realized gains or losses on investments and derivatives,
* Gains and losses related to reinsurance embedded derivatives/trading account securities,
* Gains and losses on the sale of subsidiaries and blocks of business, and
* Deferred gain amortization related to reserve changes on business sold through reinsurance.

* Return on capital measures the effectiveness of LNC's use of its total capital, which includes equity (excluding accumulated other comprehensive income), debt, capital securities and junior subordinated debentures issued to affiliated trusts. Return on capital is calculated by dividing annualized income from operations (after adding back interest expense) by average capital. The difference between return on capital and return on shareholders' equity represents the effect of leveraging on LNC's consolidated results.

Income from operations, operating revenue, and return on capital are internal measures used by LNC in the management of its operations. Management believes that these performance measures explain the results of operations of LNC's ongoing operations in a manner that allows for a better understanding of the underlying trends in LNC's current business because the excluded items are either unpredictable and/or not related to decisions regarding the underlying businesses.

* Certain operating and statistical measures are included in this report to provide supplemental data regarding the performance of LNC's current business. These measures include deposits, sales, net flows, first year premium, inforce, spreads, and assets under management.

* Sales as reported consist of the following:
* Universal life ("UL"), including Moneyguard, and Corporate Owned Life Insurance ("COLI") - first year commissionable premium plus 5% of excess premium received, including UL internal replacements,
* Whole life and term - first year paid premium,
* Annuity - deposits from new and existing customers,
* Group Protection - annualized first year premium from new policies,
* Investment Management Retail Sales and Institutional Inflows - contributions, transfer in kind purchases, and reinvested dividends for new and existing accounts.

During the third quarter of 2007, we added additional detail to our roll forwards of Deferred Acquisition Costs ("DAC") and Value of Business Acquired ("VOBA"), Deferred Sales Inducements ("DSI") and Deferred Front-End Loads ("DFEL") to disclose the net impact of prospective and retrospective unlocking on amortization for these accounts. This additional information will help explain a source of volatility in amortization.

* Prospective unlocking - In the third quarter of each year, we review and update our assumptions used in projecting our future estimated gross profits (EGPs) used to amortize DAC, VOBA, DFEL and DSI. These updates to assumptions result in unlocking that represent an increase or decrease to our carrying value of DAC, VOBA, DFEL and DSI based upon our updated view of future EGPs. The various assumptions that are reviewed include investment margins, mortality, expenses and persistency.

* Retrospective unlocking - On a quarterly basis, we “true-up” our models for actual gross profits and in-force experience for the period, and to the extent that actual experience differs from previously expected a positive or negative retrospective adjustment to the amortization of DAC, VOBA, DSI and DFEL is recorded. This update to the models may generate a change in the amortization rate which results in a catch-up to the cumulative amortization, by recalculating the DAC, VOBA, DSI and DFEL balances assuming that the revised amortization rate had been used since issue.

* Our unlocking process also includes our reserves for our guaranteed benefit features and is described more fully in “Part II - Item 7 - Management’s Discussion and Analysis of Financial Condition, Results of Operations - Critical
Accounting Policies” of our 2006 Form 10-K.

Book value per share excluding accumulated other comprehensive income ("AOCI") is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders' equity excluding AOCI, by (b) common shares outstanding. We provide book value per share excluding AOCI to enable investors to analyze the amount of our net worth that is primarily attributable to our business operations. We believe book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates.
Book value per share is the most directly comparable GAAP measure.

Pre-tax operating margin is calculated as Income (Loss) from Operations before Federal Income Taxes divided by Operating
Revenue.

After-tax operating margin is calculated as Income (Loss) from Operations divided by Operating Revenue.

In 2007, we executed plans to divest our television broadcasting, sports programming and Charlotte radio stations. During the fourth quarter of 2007, we entered into a definitive agreement to sell three television stations, three radio stations and our sports syndication agreement. Accordingly, the assets and liabilities of these businesses have been reclassified as held-for-sale for all periods presented, and are reported within other assets and other liabilities on the Consolidated Balance Sheets. The results of operations of these businesses have been reclassified into income from discontinued operations for all periods presented on the Financial Highlights, Operating Results Summary and Consolidated Statements of Income. Consequently, we have eliminated the Lincoln Financial Media segment and now report our remaining media properties within Other Operations for all periods presented.

Reclassifications
Certain amounts reported in prior periods have been reclassified to conform to the current presentation. These reclassifications have no effect on net income or shareholders' equity in the prior periods.

12/31/2007								PAGE 1
Financial Highlights
Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended December 31				For the Year Ended December 31
	2007	2006			2007	2006
	Amount	Amount	Change	% Change	Amount	Amount	Change	% Change
Income from Operations - By Segment
Individual Life Insurance	$158.8	$157.4	$1.4	0.9%	$675.4	$496.3	$179.1	36.1%
Individual Annuities	90.0	123.8	(33.8)	-27.3%	448.0	408.6	39.4	9.6%
Individual Markets	248.8	281.1	(32.3)	-11.5%	1,123.4	904.9	218.5	24.1%
Defined Contribution	43.1	44.6	(1.5)	-3.4%	181.3	203.9	(22.6)	-11.1%
Executive Benefits	15.0	12.7	2.3	18.1%	54.3	49.2	5.1	10.4%
Group Protection	28.2	33.2	(5.0)	-15.1%	113.5	99.0	14.5	14.6%
Employer Markets	86.2	90.5	(4.3)	-4.8%	349.1	352.1	(3.0)	-0.9%
Investment Management	27.0	14.4	12.6	87.5%	76.4	55.2	21.2	38.4%
Lincoln UK	12.7	9.9	2.8	28.3%	45.6	38.9	6.7	17.2%
Other Operations	(62.4)	(30.0)	(32.4)	NM	(184.1)	(53.2)	(130.9)	NM
Total Income from Operations (1)	312.3	366.1	(53.8)	-14.7%	1,410.5	1,297.7	112.8	8.7%
Realized gain (loss) on investments and derivatives	(71.3)	9.4	(80.7)	NM	(82.3)	(2.6)	(79.7)	NM
Net gain (loss) on reinsurance
derivative/trading account securities	(0.3)	0.1	(0.4)	NM	1.3	2.0	(0.7)	-35.0%
Loss on sale of subsidiaries/ businesses	(1.8)	-	(1.8)	NM	(1.8)	-	(1.8)	NM
Reserve development, net of related amortization
on business sold through indemnity reinsurance	0.4	0.2	0.2	100.0%	(6.9)	0.8	(7.7)	NM
Early extinguishment of debt	-	(3.6)	3.6	100.0%	-	(3.6)	3.6	100.0%
Income (loss) from discontinued operations (2)	(126.8)	9.1	(135.9)	NM	(106.2)	21.3	(127.5)	NM
Net Income	$112.5	$381.3	$(268.8)	-70.5%	$1,214.6	$1,315.6	$(101.0)	-7.7%

Earnings per share (diluted)

Income from Operations (1)	$1.16	$1.31	$(0.15)	-11.5%	$5.15	$5.06	$0.09	1.8%
Realized gain (loss) on investments and derivatives	(0.26)	0.03	(0.29)	NM	(0.29)	(0.01)	(0.28)	NM
Net gain (loss) on reinsurance
derivative/trading account securities	-	-	-	NM	-	0.01	(0.01)	-100.0%
Loss on sale of subsidiaries/ businesses	(0.01)	-	(0.01)	NM	(0.01)	-	(0.01)	NM
Reserve development, net of related amortization
on business sold through indemnity reinsurance	-	-	-	NM	(0.03)	-	(0.03)	NM
Early extinguishment of debt	-	(0.01)	0.01	100.0%	-	(0.01)	0.01	100.0%
Income (loss) from discontinued operations (2)	(0.47)	0.03	(0.50)	NM	(0.39)	0.08	(0.47)	NM
Net Income	$0.42	$1.36	$(0.94)	-69.1%	$4.43	$5.13	$(0.70)	-13.6%
	$-	$-				-

Operating Revenues- By Segment
Individual Life Insurance	$1,001.7	$958.4	$43.3	4.5%	$3,920.7	$3,255.8	$664.9	20.4%
Individual Annuities	653.6	637.3	16.3	2.6%	2,600.3	2,161.2	439.1	20.3%
Individual Markets	1,655.3	1,595.7	59.6	3.7%	6,521.0	5,417.0	1,104.0	20.4%
Defined Contribution	243.3	245.0	(1.7)	-0.7%	985.6	988.2	(2.6)	-0.3%
Executive Benefits	114.9	109.1	5.8	5.3%	455.0	371.8	83.2	22.4%
Group Protection	380.6	344.8	35.8	10.4%	1,499.6	1,031.8	467.8	45.3%
Employer Markets	738.8	698.9	39.9	5.7%	2,940.2	2,391.7	548.5	22.9%
Investment Management	139.0	148.9	(9.9)	-6.6%	590.2	563.5	26.7	4.7%
Lincoln UK	98.3	84.8	13.5	15.9%	370.2	308.0	62.2	20.2%
Other Operations	77.8	74.6	3.2	4.3%	281.0	282.7	(1.7)	-0.6%
Total Operating Revenues	2,709.3	2,602.9	106.4	4.1%	10,702.6	8,962.9	1,739.7	19.4%
Realized gain (loss) on investments and derivatives	(108.9)	12.8	(121.7)	NM	(126.5)	(6.7)	(119.8)	NM
Gain (loss) on reinsurance
derivative/trading account securities	(0.8)	1.2	(2.0)	NM	1.8	4.1	(2.3)	-56.1%
Gain on sale of subsidiaries/ businesses	6.2	-	6.2	NM	6.2	-	6.2	NM
Amortization of deferred gain on
indemnity reinsurance related to reserve developments	0.7	0.3	0.4	133.3%	9.4	1.3	8.1	NM
Total Revenues	$2,606.5	$2,617.2	$(10.7)	-0.4%	$10,593.6	$8,961.6	$1,632.0	18.2%
		0.0				0.0

(1) Income from operations includes after-tax restructuring charges of $1.9 million, or 1 cent per share, and $2.1 million, or 1 cent per share, for the quarters ended December 31, 2007 and 2006, respectively, and $13.2 million, or 5 cents per share, and $9.3 million, or 4 cents per share, for the years ended December 31, 2007 and 2006, respectively.

(2) Contains discontinued operations and the loss on disposition. See discontinued operations on page 29 for additional details.

12/31/2007								PAGE 2
Financial Highlights
Unaudited [in Billions]

Operational Data by Segment	For the Quarter Ended December 31				For the Year Ended December 31
	2007	2006			2007	2006
	Amount	Amount	Change	% Change	Amount	Amount	Change	% Change

Individual Markets
Individual Annuities
Gross deposits	$3.880	$3.161	$0.720	22.8%	$13.457	$10.756	$2.701	25.1%
Net flows	1.808	0.892	0.916	102.7%	4.991	2.665	2.326	87.3%
Account values (gross)	76.464	66.714	9.750	14.6%	76.464	66.714	9.750	14.6%
Account values (net of reinsurance)	75.113	64.902	10.211	15.7%	75.113	64.902	10.211	15.7%
Individual Life Insurance
Sales (in millions) (1)	182.1	218.1	(36.0)	-16.5%	745.6	570.8	174.7	30.6%
Life insurance in-force	520.224	501.376	18.848	3.8%	520.224	501.376	18.848	3.8%
Account values	28.122	26.490	1.632	6.2%	28.122	26.490	1.632	6.2%
Employer Markets
Defined Contribution
Gross deposits (2)	$1.265	$1.099	$0.166	15.1%	$5.550	$4.585	$0.965	21.0%
Net flows	(0.091)	0.010	(0.101)	NM	0.337	0.342	(0.005)	-1.5%
Account values - annuities	28.765	28.482	0.283	1.0%	28.765	28.482	0.283	1.0%
Alliance Mutual Funds	7.293	5.175	2.118	40.9%	7.293	5.175	2.118	40.9%
Account values including Alliance Mutual Funds	36.058	33.656	2.401	7.1%	36.058	33.656	2.401	7.1%
Executive Benefits
COLI/BOLI sales (in millions)	39.4	32.5	6.9	21.2%	91.4	82.9	8.5	10.3%
Life insurance in-force	15.292	15.645	(0.353)	-2.3%	15.292	15.645	(0.353)	-2.3%
Account values	4.436	4.305	0.131	3.0%	4.436	4.305	0.131	3.0%
Group Protection
Annualized sales (in millions)	142.6	113.1	29.5	26.1%	326.1	208.7	117.4	56.3%
Loss ratio(3)	70.7%	69.1%	NM	NM	70.7%	67.4%	NM	NM
Investment Management Segment
Retail sales	$3.592	$3.192	$0.400	12.5%	$13.279	$12.991	$0.288	2.2%
Retail net flows	(0.649)	0.050	(0.699)	NM	(1.026)	1.377	(2.403)	NM
Institutional in-flows	2.230	4.888	(2.658)	-54.4%	10.472	15.102	(4.630)	-30.7%
Institutional net flows	(0.302)	2.666	(2.968)	NM	(0.346)	7.991	(8.337)	NM
Total Sales and In-flows	5.822	8.080	(2.258)	-27.9%	23.752	28.093	(4.342)	-15.5%
Total Net Flows	(0.950)	2.717	(3.667)	NM	(1.372)	9.368	(10.740)	NM
Assets Under Management- Retail and Institutional	85.357	97.307	(11.949)	-12.3%	85.357	97.307	(11.949)	-12.3%
Assets Under Management - General Account	67.416	67.437	(0.020)	-	67.416	67.437	(0.020)	-
Assets Under Management - Total Segment	152.774	164.743	(11.969)	-7.3%	152.774	164.743	(11.969)	-7.3%
Consolidated
Domestic Retail Deposits	$9.005	$7.805	$1.200	15.4%	$33.206	$29.060	$4.146	14.3%
Domestic Retail Account Balances	181.644	165.287	16.357	9.9%	181.644	165.287	16.357	9.9%
Domestic Retail Net Flows	1.991	1.580	0.410	25.9%	7.484	6.457	1.028	15.9%
Domestic Deposits	11.043	12.584	(1.541)	-12.2%	43.157	43.229	(0.071)	-0.2%
Domestic Net Flows	1.821	4.315	(2.494)	-57.8%	7.421	14.569	(7.148)	-49.1%
Assets Under Management	236.675	233.523	3.153	1.4%	236.675	233.523	3.153	1.4%

(1) Sales for Individual Life Insurance consist of first year commissionable premium for Universal Life ("UL"), including MoneyGuard, plus 5% of excess premium received, including UL internal replacements, and first year paid premiums for Whole Life and Term products

(2) Includes deposits for Alliance Mutual Funds which are not included in separate account liabilities on our balance sheet.
(3) Represents combined loss ratio for Life, Disability and Dental business.

12/31/2007								PAGE 3
Financial Highlights
Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended December 31				For the Year Ended December 31
	2007	2006			2007	2006
	Amount	Amount	Change	% Change	Amount	Amount	Change	% Change

Balance Sheet Assets - End of Period	$191,437.1	$178,493.7	$12,943.4	7.3%	$191,437.1	$178,493.7	$12,943.4	7.3%

Shareholders' Equity
Beg of period (including AOCI)	$11,963.0	$12,043.2	$(80.1)		$12,201.0	$6,384.4	$5,816.6
End of period (including AOCI)	11,728.7	12,201.0	(472.3)		11,728.7	12,201.0	(472.3)
End of period (excluding AOCI)	11,493.1	11,587.9	(94.8)		11,493.1	11,587.9	(94.8)
Average equity (excluding AOCI)	11,629.6	11,512.0	117.7		11,591.4	10,054.0	1,537.4

Return on Equity
Net income/average equity (excluding AOCI)	3.9%	13.2%			10.5%	13.1%
Inc from operations/average equity (excluding AOCI)	10.7%	12.7%			12.2%	12.9%

Return on Capital
Inc from operations/average capital	8.8%	10.4%			9.8%	10.6%

Common Stock Outstanding
Average for the period - diluted	269.4	280.4	(11.0)	-3.9%	273.9	256.2	17.7	6.9%
End of period - assuming conv of preferreds	264.4	276.0	(11.5)	-4.2%	264.4	276.0	(11.5)	-4.2%
End of period - diluted	266.2	280.2	(14.0)	-5.0%	266.2	280.2	(14.0)	-5.0%

Book value (including AOCI)	$44.36	$44.21	$0.14	0.3%	$44.36	$44.21	$0.14	0.3%
Book value (excluding AOCI)	43.46	41.99	1.47	3.5%	$43.46	$41.99	$1.47	3.5%

Cash Returned to Shareholders
Share repurchase - dollar amount	$299.9	$150.0	$149.9		$986.1	$1,002.5	$(16.4)
Dividends declared to shareholders	109.8	108.9	1.0		430.2	428.6	1.7
Total Cash Returned to Shareholders	$409.7	$258.9	$150.8		$1,416.4	$1,431.1	$(14.7)

Share repurchase - number of shares	5.073	2.504	2.570		15.381	16.877	(1.497)
Dividend declared on common stock - per share	$0.415	$0.395	$0.020	5.1%	$1.600	$1.535	$0.065	4.2%
Dividend payout ratio (1)	98.8%	29.0%			36.1%	29.9%
Annualized yield(2)	2.9%	2.4%			2.7%	2.3%

Comprehensive Income (Loss)
Net income	$112.5	$381.3			$1,214.6	$1,315.6
Net unrealized gains (losses) on securities	96.1	14.8			(378.9)	(3.7)
Gains (losses) on derivatives	(44.9)	(16.7)			(14.1)	31.9
Foreign currency translation	(18.8)	28.7			9.7	81.7
Minimum pension liability adjustment	-	63.2			-	59.5
Funded status of employee benefit plans(4)	6.4	(84.0)			5.8	(84.0)
Comprehensive Income	$151.3	$387.3			$837.0	$1,401.0

Ratios:
Debt to total capitalization (3)	22.2%	21.1%			22.2%	21.1%
Debt to equity(3)	28.5%	26.7%			28.5%	26.7%

Ratings as of February 1, 2008:
	A.M. Best	Fitch	Moody's	Standard & Poors

Senior Debt Ratings:	a	A	A3	A+

Financial Strength Ratings:
Lincoln National Life Insurance Company	A+	AA	Aa3	AA
First Penn-Pacific Life Insurance Company	A+	AA	A1	AA-
Lincoln Life & Annuity Company of New York	A+	AA	Aa3	AA

(1) Indicated dividend divided by net income
(2) Indicated dividend divided by the closing price
(3) Equity used in calculation excludes accumulated other comprehensive income (loss) and $375 million of senior notes issued in October of 2007 because the proceeds were reinvested in a pool of long-term assets.  Capital securities are considered 25% debt and 75% equity.
(4) SFAS 158 was adopted  effective December 31, 2006 which requires the disclosure of the funded status of our pension and post-retirement benefit plans on the balance sheet.

12/31/2007									PAGE 4
Combined Production Data (1)
Unaudited [in Billions]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2006	2007	2007	2007	2007	Change	2006	2007	Change
Individual Markets
Individual Life Insurance
Sales by Product (millions)
Universal Life
Excluding MoneyGuard	$177.6	$166.2	$145.0	$143.9	$141.3	-20.4%	$478.3	$596.3	24.7%
MoneyGuard	7.8	7.4	9.9	10.9	12.1	55.1%	31.3	40.2	28.4%
Total	185.4	173.6	154.9	154.8	153.3	-17.3%	509.6	636.5	24.9%
Variable Universal Life	22.1	20.6	17.3	17.7	21.9	-0.9%	67.2	77.4	15.2%
Whole life	0.6	0.1	0.1	0.3	0.3	-50.0%	2.9	0.8	-72.4%
Term	10.0	9.3	7.8	7.2	6.6	-34.0%	43.1	30.8	-28.5%
Total Sales by Product	$218.1	$203.5	$180.0	$179.9	$182.1	-16.5%	$622.9	$745.6	19.7%
					$-
Individual Annuity Deposits
Fixed	$0.855	$0.661	$0.791	$1.032	$1.083	26.7%	$2.878	$3.567	23.9%
Variable	2.061	2.000	2.295	2.247	2.593	25.8%	7.252	9.135	26.0%
Indexed annuities	0.245	0.160	0.191	0.199	0.204	-16.7%	0.890	0.755	-15.2%
Total Individual Annuities	$3.161	$2.821	$3.277	$3.478	$3.880	22.7%	$11.018	$13.457	22.1%
					$-
Employer Markets
Defined Contribution
Fixed	$0.183	$0.299	$0.233	$0.305	$0.268	46.4%	$0.946	$1.105	16.8%
Variable	0.559	0.655	0.577	0.564	0.560	0.2%	2.525	2.355	-6.7%
	0.742	0.953	0.809	0.869	0.828	11.6%	3.471	3.460	-0.3%
Alliance Mutual Funds Deposits	0.357	0.533	0.464	0.656	0.437	22.4%	1.113	2.090	87.8%
Total Annuity and Alliance Mutual Funds	$1.099	$1.487	$1.273	$1.525	$1.265	15.1%	$4.585	$5.550	21.0%

Executive Benefits
COLI/BOLI sales (millions)	$32.5	$20.4	$13.6	$18.0	$39.4	21.2%	$83.5	$91.4	9.5%

Group Protection
Annualized Sales (millions)
Life	$43.1	$22.7	$23.6	$22.0	$53.9	25.1%	$101.4	$122.3	20.6%
Disability	56.9	28.6	28.9	30.5	72.1	26.7%	138.7	160.1	15.4%
Dental	13.1	9.4	9.5	8.3	16.6	26.7%	32.6	43.8	34.4%

Investment Management
Sales and Inflows
Retail
Annuities	$0.932	$1.300	$0.902	$0.891	$0.954	2.4%	$3.647	$4.047	11.0%
Mutual funds	1.768	1.753	1.896	1.543	2.241	26.8%	5.617	7.433	32.3%
Managed accounts & other	0.493	0.550	0.474	0.377	0.398	-19.3%	3.728	1.799	-51.7%
	3.192	3.603	3.272	2.812	3.592	12.5%	12.991	13.279	2.2%
Institutional	4.888	2.431	2.877	2.934	2.230	-54.4%	15.102	10.472	-30.7%
Total Sales and Inflows	$8.080	$6.034	$6.149	$5.746	$5.822	-27.9%	$28.093	$23.752	-15.5%

Total Annuity & Alliance
Mutual Fund Deposits
Fixed Annuities
Individual	$1.100	$0.821	$0.982	$1.231	$1.288	17.1%	$3.767	$4.321	14.7%
Employer Markets	0.183	0.299	0.233	0.305	0.268	46.4%	0.946	1.105	16.8%
	1.283	1.120	1.215	1.536	1.556	21.3%	4.713	5.426	15.1%
Variable Annuities
Individual	2.061	2.000	2.295	2.247	2.593	25.8%	7.252	9.135	26.0%
Employer Markets	0.559	0.655	0.577	0.564	0.560	0.2%	2.525	2.355	-6.7%
	2.619	2.655	2.872	2.811	3.152	20.4%	9.777	11.491	17.5%
Total Annuities	3.903	3.775	4.087	4.347	4.708	20.6%	14.491	16.917	16.7%
Alliance Mutual Funds	0.357	0.533	0.464	0.656	0.437	22.4%	1.113	2.090	87.8%
Total Annuity and Alliance Mutual Funds	$4.259	$4.308	$4.550	$5.003	$5.145	20.8%	$15.604	$19.007	21.8%

(1) This schedule combines the previously reported data for LNC and JP and does not reflect any adjustments that may have resulted had the April 4, 2006 merger been completed prior to the periods presented.

12/31/2007									PAGE 5
Consolidated Expense Detail
Unaudited (In Millions)

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2006	2007	2007	2007	2007	Change	2006	2007	Change

Commissions	$464.7	$446.5	$462.9	$470.8	$501.9	8.0%	$1,422.2	$1,882.1	32.3%

General and administrative expenses:
General and administrative expenses	433.6	391.0	432.4	418.2	432.7	-0.2%	1,492.1	1,674.2	12.2%
Merger-related expenses	15.8	10.1	23.8	21.9	23.6	49.4%	35.3	79.4	124.9%
Total general and administrative expenses excluding Broker/Dealer	449.4	401.1	456.2	440.1	456.3	1.5%	1,527.4	1,753.6	14.8%

Communications expenses	13.3	14.7	15.2	13.2	13.5	1.5%	41.0	56.5	37.8%
Restructuring charges	3.3	3.9	6.2	7.4	2.9	-12.1%	14.2	20.3	43.0%
Taxes, licenses and fees	47.1	65.2	51.8	52.4	48.6	3.2%	177.5	218.1	22.9%
Interest and debt expense (1)	70.4	61.5	72.8	68.8	80.3	14.1%	224.4	283.5	26.3%
Total commissions and expenses incurred	1,048.2	992.8	1,065.1	1,052.7	1,103.5	5.3%	3,406.6	4,214.0	23.7%

Less: commissions and expenses capitalized	(517.9)	(487.4)	(504.9)	(511.4)	(554.4)	-7.0%	(1,578.4)	(2,058.1)	-30.4%

Amortization:
DAC/VOBA Amortization, net of interest (3)	278.5	281.6	244.5	262.5	240.7	-13.6%	891.5	1,029.3	15.5%
Amortization of intangibles	2.6	2.5	2.5	2.6	2.5	-3.8%	11.8	10.2	-13.6%
Total amortization	281.1	284.1	247.1	265.1	243.3	-13.4%	903.3	1,039.5	15.1%

Broker/Dealer commissions and G&A	80.0	87.2	92.8	91.8	100.5	25.6%	282.5	372.4	31.8%

Total	$891.3	$876.7	$900.1	$898.2	$892.9	0.2%	$3,014.0	$3,567.8	18.4%
	(0.0)	0.0	0.0	0.0	(0.0)		0.1	(0.0)

Merger-related expenses:(2)
Severance and employee-related charges	$6.2	$3.0	$6.6	$5.6	$6.2	-	$27.4	$21.4	-21.9%
Systems integration and related expenses	5.4	5.6	17.7	17.9	15.1	179.6%	7.7	56.3	NM
Other expenses	7.5	5.4	5.7	5.8	6.6	-12.0%	13.8	23.5	70.3%
Total merger-related expenses	$19.1	$14.0	$30.0	$29.3	$27.9	46.1%	$48.9	$101.2	107.0%

Note:  The Consolidated Expense Detail data is presented on a GAAP basis.
(1) Interest expense for the fourth quarter 2006 includes $5.6 million related to losses on early extinguishment of debt.
(2) Represents merger-related expenses included in general and administrative expenses and restructuring charges.
(3) In the second quarter of 2007, we recognized certain adjustments that reduced DAC amortization by $23 million.

12/31/2007									PAGE 6
Operating Results Summary
Unaudited [Millions of Dollars, except Common Share Data]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2006	2007	2007	2007	2007	Change	2006	2007	Change
Operating Revenues
Individual Life Insurance (1)	$958.4	$971.4	$957.5	$990.1	$1,001.7	4.5%	$3,255.8	$3,920.7	20.4%
Individual Annuities	637.3	605.1	675.3	666.3	653.6	2.6%	2,161.2	2,600.3	20.3%
Individual Markets	1,595.7	1,576.5	1,632.8	1,656.4	1,655.3	3.7%	5,417.0	6,521.0	20.4%
Defined Contribution	245.0	246.8	252.1	243.4	243.3	-0.7%	988.2	985.6	-0.3%
Executive Benefits	109.1	111.7	114.9	113.5	114.9	5.3%	371.8	455.0	22.4%
Group Protection	344.8	360.4	391.0	367.5	380.6	10.4%	1,031.8	1,499.6	45.3%
Employer Markets	698.9	718.9	758.0	724.5	738.8	5.7%	2,391.7	2,940.2	22.9%
Investment Management	148.9	150.2	151.0	150.1	139.0	-6.6%	563.5	590.2	4.7%
Lincoln UK	84.8	90.7	92.5	88.7	98.3	15.9%	308.0	370.2	20.2%
Other Operations	74.6	65.1	74.3	63.7	77.8	4.3%	282.7	281.0	-0.6%
Total Operating Revenues	2,602.9	2,601.4	2,708.6	2,683.3	2,709.3	4.1%	8,962.9	10,702.6	19.4%
Realized gain (loss) on investments and derivatives	12.8	26.4	(8.7)	(35.4)	(108.9)	NM	(6.7)	(126.5)	NM
Net gain (loss) on reinsurance
derivative/trading account securities	1.2	(0.2)	4.0	(1.1)	(0.8)	NM	4.1	1.8	-56.1%
Gain on sale of subsidiaries/ businesses	-	-	-	-	6.2	NM	-	6.2	NM
Amortization of deferred gain on indemnity
reinsurance related to reserve developments	0.3	0.3	7.8	0.6	0.7	133.3%	1.3	9.4	NM
Total Revenues	$2,617.2	$2,628.0	$2,711.8	$2,647.4	$2,606.5	-0.4%	$8,961.6	$10,593.6	18.2%
	(0.0)	0.0	(0.0)	(0.0)	(0.0)		(0.0)	-
Income from Operations (2)
Individual Life Insurance	$157.4	$166.6	$176.4	$173.6	$158.8	0.9%	$496.3	$675.4	36.1%
Individual Annuities	123.8	121.0	130.1	106.9	90.0	-27.3%	408.6	448.0	9.6%
Individual Markets	281.1	287.6	306.5	280.5	248.8	-11.5%	904.8	1,123.4	24.2%
Defined Contribution	44.6	49.7	47.3	41.2	43.1	-3.4%	203.9	181.3	-11.1%
Executive Benefits	12.7	14.4	13.9	11.0	15.0	18.1%	49.2	54.3	10.4%
Group Protection	33.2	23.1	29.0	33.2	28.2	-15.1%	99.0	113.5	14.6%
Employer Markets	90.5	87.3	90.1	85.5	86.2	-4.8%	352.1	349.1	-0.9%
Investment Management	14.4	16.2	11.3	21.8	27.0	87.5%	55.2	76.4	38.4%
Lincoln UK	9.9	10.9	11.7	10.3	12.7	28.3%	38.9	45.6	17.2%
Other Operations	(30.0)	(30.6)	(39.2)	(51.9)	(62.4)	NM	(53.2)	(184.1)	NM
Income from Operations (2)	366.1	371.4	380.5	346.2	312.3	-14.7%	1,297.7	1,410.5	8.7%
Realized gain (loss) on investments and derivatives	9.4	17.1	(4.9)	(23.2)	(71.3)	NM	(2.6)	(82.3)	NM
Net gain (loss) on reinsurance
derivative/trading account securities	0.1	-	2.1	(0.5)	(0.3)	NM	2.0	1.3	-35.0%
Loss on sale of subsidiaries/ businesses	-	-	-	-	(1.8)	NM	-	(1.8)	NM
Reserve development, net of related amortization
on business sold through indemnity reinsurance	0.2	0.2	(7.9)	0.4	0.4	100.0%	0.8	(6.9)	NM
Early extinguishment of debt	(3.6)	-	-	-	-	100.0%	(3.6)	-	100.0%
Income (loss) from discontinued operations (3)	9.1	7.7	6.3	6.6	(126.8)	NM	21.3	(106.2)	NM
Net Income	$381.3	$396.5	$376.0	$329.6	$112.5	-70.5%	$1,315.6	$1,214.6	-7.7%
	(0.0)	(0.0)	0.0	(0.0)	0.1		(0.0)	0.1
OTHER DATA

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.		Dec.	Dec.
	2006	2007	2007	2007	2007		2006	2007
Shareholders' Equity
Beg of period (including AOCI)	$12,043.2	$12,201.0	$12,032.2	$11,835.7	$11,963.0		$6,384.4	$12,201.0
End of period (including AOCI)	12,201.0	12,032.2	11,835.7	11,963.0	11,728.7		12,201.0	11,728.7
End of period (excluding AOCI)	11,587.9	11,372.5	11,686.4	11,766.2	11,493.1		11,587.9	11,493.1
Average equity (excluding AOCI) (4)	11,512.0	11,480.2	11,529.4	11,726.3	11,629.6		10,054.0	11,591.4

Common Shares Outstanding
Average for the period - diluted	280.4	279.5	274.4	272.5	269.4		256.2	273.9
End of period - diluted	280.2	274.0	274.5	271.7	266.2		280.2	266.2

Per Share Data (Diluted)
Net income	$1.36	$1.42	$1.37	$1.21	$0.42		$5.13	$4.43
Income from operations (2)	1.31	1.33	1.39	1.27	1.16		5.06	5.15

Shareholders' Equity Per Share
Shareholders' Equity (including AOCI)	$44.21	$44.42	$43.57	$44.41	$44.36		$44.21	$44.36
Shareholders' Equity (excluding AOCI)	41.99	41.98	43.02	43.68	43.46		41.99	43.46
Dividends declared (Common Stock)	0.395	0.395	0.395	0.395	0.415		1.535	1.600

Return on Equity
Net Income/Average Equity	13.2%	13.8%	13.0%	11.2%	3.9%		13.1%	10.5%
Income from Operations/Average Equity	12.7%	12.9%	13.2%	11.8%	10.7%		12.9%	12.2%

Market Value of Common Stock
Highest price	$66.72	$71.18	$74.72	$72.28	$70.66		$66.72	$74.72
Lowest price	61.74	64.29	66.90	54.40	55.84		52.00	54.40
Closing price	$66.40	$67.79	$70.95	$65.97	$58.22		$66.40	$58.22

(1) In the second quarter of 2007, we recognized certain adjustments that reduced operating revenue by $41 million. There were reductions to expenses that offset most of this reduction in revenue.
(2) Income from operations includes after-tax restructuring charges of $2.1 million, or 1 cent per share, for the fourth quarter of 2006, $2.5 million, or 1 cent per share, for the first quarter of 2007, $4.0 million, or 1 cent per share, for the second quarter of 2007, $4.8 million, or 2 cents per share, for the third quarter of 2006 and $1.9 million, or 1 cent per share, for the fourthquarter of 2007.  Results for the full year 2007 and 2006 include after-tax restructuring charges of $13.2 million, or 5 cents per share, and $9.3 million, or 4 cents per share, respectively.

(3) Contains discontinued operations and the loss on disposition. See discontinued operations on page 29 for additional details.
(4) Average equity was adjusted to reflect the merger with Jefferson-Pilot effective April 3, 2006.

12/31/2007									PAGE 7
Consolidated Statements of Income
Unaudited [Millions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2006	2007	2007	2007	2007	Change	2006	2007	Change
Revenues
Insurance premiums	$448.1	$458.9	$488.9	$489.1	$507.7	13.3%	$1,406.5	$1,944.6	38.3%
Surrender charges	29.9	26.9	28.1	25.6	25.1	-16.1%	102.5	105.7	3.1%
Mortality assessments (1)	295.9	311.2	299.6	320.7	328.4	11.0%	1,031.7	1,259.9	22.1%
Expense assessments (1)	432.3	441.0	429.9	505.1	512.6	18.6%	1,469.8	1,888.7	28.5%
Investment advisory fees	86.1	90.3	92.7	89.0	87.7	1.9%	327.9	359.7	9.7%
Net investment income	1,126.3	1,089.5	1,169.8	1,066.4	1,058.3	-6.0%	3,980.8	4,384.0	10.1%
Other revenues and fees	165.5	164.9	181.0	168.8	170.8	3.2%	568.7	685.5	20.5%
Amortization of deferred gain	18.8	18.6	18.6	18.6	18.6	-1.1%	75.0	74.5	-0.7%
Amortization of deferred gain-reserve development	0.3	0.3	7.8	0.6	0.7	133.3%	1.3	9.4	NM
Realized gain (loss)	13.9	26.2	(4.7)	(36.6)	(103.5)	NM	(2.7)	(118.4)	NM
Total Revenues	2,617.2	2,628.0	2,711.8	2,647.4	2,606.5	-0.4%	8,961.6	10,593.6	18.2%
	(0.0)	0.0	(0.0)	(0.0)	-		-	-
Benefits and Expenses
Insurance benefits (1)	560.3	588.8	655.8	675.3	778.2	38.9%	1,911.2	2,698.2	41.2%
Interest credited to contractholder funds	648.4	604.5	631.0	625.7	593.0	-8.5%	2,258.5	2,454.1	8.7%
Operating and acquisition expenses	773.8	750.0	775.4	776.9	764.0	-1.3%	2,612.1	3,066.3	17.4%
Taxes, licenses and fees	47.1	65.2	51.8	52.4	48.6	3.2%	177.5	218.1	22.9%
Interest and debt expense	70.4	61.5	72.8	68.8	80.3	14.1%	224.4	283.5	26.3%
Total Benefits and Expenses	2,100.0	2,070.0	2,186.9	2,199.2	2,264.0	7.8%	7,183.8	8,720.0	21.4%
	-	0.0	-	(0.0)	0.0		-	-

Income from continuing operations before taxes	517.2	558.0	524.9	448.2	342.5	-33.8%	1,777.8	1,873.6	5.4%
Federal income taxes	145.0	169.2	155.2	125.2	103.2	-28.8%	483.6	552.8	14.3%
Income from continuing operations	372.2	388.8	369.7	323.0	239.3	-35.7%	1,294.1	1,320.8	2.1%
Income (loss) from discontinued operations, net of	(0.0)	(0.0)	0.0	(0.0)	0.0		0.1	0.0
federal income taxes (2)	9.1	7.7	6.3	6.6	(126.8)	NM	21.3	(106.2)	NM
Net Income	$381.3	$396.5	$376.0	$329.6	$112.5	-70.5%	$1,315.6	$1,214.6	-7.7%
	(0.0)	(0.0)	0.0	(0.0)	0.0		(0.1)	0.0

Earnings per share
Income from continuing operations	$1.33	$1.39	$1.35	$1.19	$0.89	-30.77%	$5.05	$4.82	-5.9%
Income (loss) from discontinued operations, net of
federal income taxes (2)	0.03	0.03	0.02	0.02	(0.47)	NM	0.08	(0.39)	NM
Net income	$1.36	$1.42	$1.37	$1.21	$0.42	-71.43%	$5.13	$4.43	-14.23%

Roll Forward of Deferred Acquisition Costs	Three Months Ended						Year Ended
& Value of Business Acquired	Dec.	March	June	Sept.	Dec.		Dec.	Dec.
	2006	2007	2007	2007	2007		2006	2007
Balance at beginning of period	$8,171.6	$8,420.4	$8,534.7	$9,100.6	$9,337.0		$5,163.3	$8,420.4
Cumulative effect of adoption of SOP 05-1	-	(66.1)	-	-	-		-	(66.1)
Deferral	517.9	487.4	504.9	511.4	554.4		1,578.4	2,058.1
Amortization net of interest: (1) (3)
Unlocking	10.6	19.6	26.7	0.3	4.6		37.7	51.2
Amortization excluding unlocking	(289.0)	(301.2)	(271.3)	(262.7)	(245.4)		(929.3)	(1,080.6)
Deferrals, net of amortization included
in operating and acquisition expenses	239.5	205.8	260.4	249.0	313.7		686.8	1,028.8
Adjustment related to realized (gains) losses
on available-for-sale securities	(8.9)	(17.9)	(1.6)	0.2	63.3		(47.6)	43.9
Adjustment related to unrealized (gains) losses
on available-for-sale securities	(17.4)	(25.5)	290.8	(27.9)	(111.3)		38.4	126.2
Foreign currency translation adjustment	35.7	4.1	16.3	15.1	(22.9)		101.5	12.6
Business acquired	-	14.0	-	-	-		2,478.0	14.0
Balance at end of period	$8,420.4	$8,534.7	$9,100.6	$9,337.0	$9,579.8		$8,420.4	$9,579.8
	0.0	0.0	(0.0)	0.0	(0.0)			0.0
Roll Forward of Deferred Front-End Loads

Balance at beginning of period	$923.9	$976.9	$1,017.9	$1,105.8	$1,128.1		$795.7	$976.9
Cumulative effect of adoption of SOP 05-1	-	(2.0)	-	-	-		-	(2.0)
Deferral	77.9	77.2	125.8	97.0	112.4		249.1	412.4
Amortization net of interest: (3)
Unlocking	0.7	1.7	6.9	(30.8)	(0.4)		26.4	(22.7)
Amortization excluding unlocking	(43.5)	(37.7)	(52.9)	(51.3)	(45.9)		(144.0)	(187.8)
Deferrals, net of amortization included in
expense assessments	35.1	41.1	79.8	14.9	66.1		131.5	201.9
Adjustment related to realized gains
on available-for-sale securities	-	-	(0.1)	-	-		(0.1)	(0.1)
Foreign currency translation adjustment	17.9	2.0	8.1	7.5	(11.2)		49.9	6.4
Balance at end of period	$976.9	$1,017.9	$1,105.8	$1,128.1	$1,183.1		$976.9	$1,183.1
	(0.0)	0.090790	(0.052587)	0.0	(0.1)		0.075809	(0.0)
Roll Forward of Deferred Sales Inducements

Balance at beginning of period	$173.4	$193.8	$206.4	$225.0	$249.1		$129.4	$193.8
Cumulative effect of adoption of SOP 05-1	-	(2.8)	-	-	-		-	(2.8)
Deferral	28.4	23.7	27.4	29.8	35.5		86.1	116.4
Amortization net of interest: (3)
Unlocking	0.9	1.0	0.8	0.9	(0.4)		4.5	2.4
Amortization excluding unlocking	(8.8)	(9.3)	(9.6)	(6.6)	(5.2)		(26.1)	(30.6)
Deferrals, net of amortization included in
insurance benefits or interest credited	20.5	15.5	18.7	24.1	30.0		64.5	88.2
Adjustment related to realized gains
on available-for-sale securities	-	(0.1)	-	-	0.1		(0.1)	(0.0)
Balance at end of period	$193.8	$206.4	$225.0	$249.1	$279.2		$193.8	$279.2
	0.068178	-7.69E-08	0.007477	0.016933	(0.0)		$0.0	0.0

(1) In the second quarter of 2007, we recognized certain adjustments that reduced expense assessments by $26 million, reduced mortality assessments by $15 million, increased insurance benefits by $3 million and reduced DAC amortization by $23 million.
(2) Contains discontinued operations and the loss on disposition.  See discontinued operations on page 29 for additional details.
(3) Amortization net of interest has been restated for all periods in order to conform to the current period presentation, which separately breaks out Unlocking and Amortization excluding unlocking.  There was no impact to total Amortization net of interest in prior periods.

12/31/2007										PAGE 8

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]
For the Quarter Ended December 31, 2007

	Individual Markets		Employer Markets
	Life	Annuities	Defined Contribution	Executive Benefits	Group Protection	Investment Management	Lincoln UK	Other Operations	Consolidating Adjustments	Consolidated

Operating Revenues
Insurance premiums	$89.6	$46.5	$-	$0.0	$349.7	$-	$21.2	$0.7	$-	$507.7
Surrender charges	14.1	9.1	1.8	0.1	-	-	-	-	-	25.1
Mortality assessments	310.3	-	-	9.0	-	-	9.1	-	-	328.4
Expense assessments	112.9	282.7	64.7	5.8	-	-	46.6	(8.1)	8.1	512.6
Investment advisory fees	-	-	-	-	-	108.0	-	8.1	(28.4)	87.7
Net investment income	464.1	217.7	173.3	98.6	29.5	-	21.5	54.9	(1.2)	1,058.3
Amortization of deferred gain	-	-	-	-	-	-	-	18.6	-	18.6
Other revenues and fees	10.7	97.6	3.6	1.3	1.4	31.0	-	38.1	(12.9)	170.8
Total Operating Revenues	1,001.7	653.6	243.3	114.9	380.6	139.0	98.3	112.3	(34.4)	2,709.3
	-	(0.0)	0.0	(0.0)	(0.0)	-	(0.0)	(0.0)	-	-
Operating Expenses
Insurance benefits	302.2	144.4	-	35.7	252.1	-	36.9	7.0	-	778.2
Interest credited to contractholder funds	260.2	142.2	104.8	51.2	-	-	-	34.6	-	593.0
Operating and acquisition expenses	175.6	249.0	75.2	4.5	78.9	92.8	41.9	79.3	33.1	764.0
Taxes, licenses and fees	23.5	6.1	2.1	1.6	6.2	4.0	-	5.0	-	48.6
Interest and debt expense	-	1.3	-	-	-	-	-	80.3	(1.3)	80.3
Total Operating Expenses	761.4	542.9	182.1	92.9	337.2	96.8	78.8	206.2	(34.4)	2,264.0
	0.0	(0.0)	(0.0)	0.0	-	-	-	0.0	-	0.0
Income (loss) from Operations before Federal income taxes	240.3	110.7	61.2	22.0	43.4	42.2	19.5	(94.0)	-	445.3

Federal income taxes	81.5	20.7	18.1	7.0	15.2	15.2	6.8	(31.6)	-	133.0

Income from Operations	$158.8	$90.0	$43.1	$15.0	$28.2	$27.0	$12.7	$(62.4)	$-	$312.3
	0.0	(0.0)		(0.0)	(0.0)			(0.0)		0.0

12/31/2007										PAGE 8(B)

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]
For the Quarter Ended December 31, 2006

	Individual Markets		Employer Markets
	Life	Annuities	Defined Contribution	Executive Benefits	Group Protection	Investment Management	Lincoln UK	Other Operations	Consolidating Adjustments	Consolidated

Operating Revenues
Insurance premiums	$93.5	$10.7	$-	$3.3	$315.9	$-	$21.0	$3.8	$-	$448.1
Surrender charges	16.1	12.3	1.5	-	-	-	-	-	-	29.9
Mortality assessments	278.4	-	-	8.5	-	-	9.0	-	-	295.9
Expense assessments	116.4	215.2	58.4	5.5	-	-	36.8	-	-	432.3
Investment advisory fees	-	-	-	-	-	111.2	-	-	(25.2)	86.1
Net investment income	441.1	314.8	180.6	90.5	28.0	-	18.0	53.8	(0.6)	1,126.3
Amortization of deferred gain	-	-	-	-	-	-	-	18.8	-	18.8
Other revenues and fees	13.0	84.3	4.5	1.3	0.8	37.7	-	34.2	(10.2)	165.5
Total Operating Revenues	958.4	637.3	245.0	109.1	344.8	148.9	84.8	110.5	(36.0)	2,602.9
	-	(0.0)	0.0	0.0	-	-	(0.0)	(0.0)	-
Operating Expenses
Insurance benefits	249.1	9.8	-	39.7	224.0	-	30.4	7.3	-	560.3
Interest credited to contractholder funds	251.3	213.6	104.4	42.0	-	-	-	37.1	-	648.4
Operating and acquisition expenses	192.0	248.0	78.2	7.8	62.8	122.7	39.1	59.2	(35.9)	773.8
Taxes, licenses and fees	27.0	4.5	1.9	1.3	6.9	3.5	-	2.0	-	47.1
Interest and debt expense	-	0.1	-	-	-	-	-	64.8	(0.1)	64.8
Total Operating Expenses	719.4	476.0	184.6	90.8	293.6	126.2	69.5	170.4	(36.0)	2,094.5
	0.0	0.0	(0.0)	-	-	-	-	(0.0)	-	(0.0)
Income (loss) from Operations before Federal income taxes	239.1	161.4	60.4	18.3	51.1	22.7	15.3	(59.9)	-	508.4
	-	-	-	-	-	-	-	(0.0)	-
Federal income taxes	81.7	37.6	15.8	5.6	17.9	8.3	5.4	(29.9)	-	142.4

Income from Operations	$157.4	$123.8	$44.6	$12.7	$33.2	$14.4	$9.9	$(30.0)	$-	$366.1
	(0.0)	0.0	0.0		(0.0)	0.0		(0.0)		(0.1)

12/31/2007										PAGE 9

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]
Year Ended December 31, 2007

	Individual Markets		Employer Markets
	Life	Annuities	Defined Contribution	Executive Benefits	Group Protection	Investment Management	Lincoln UK	Other Operations	Consolidating Adjustments	Consolidated

Operating Revenues
Insurance premiums	$347.9	$118.5	$-	$1.3	$1,379.2	$-	$95.3	$2.5	$-	$1,944.6
Surrender charges	58.9	38.7	7.8	0.1	-	-	-	0.0	-	105.7
Mortality assessments	1,188.3	-	-	34.5	-	-	37.1	-	-	1,259.9
Expense assessments	434.5	1,023.5	250.9	23.2	-	-	156.6	(21.9)	21.9	1,888.7
Investment advisory fees	-	-	-	-	-	446.8	-	21.9	(109.0)	359.7
Net investment income	1,855.8	1,040.3	708.8	390.8	115.3	-	81.1	193.8	(2.0)	4,384.0
Amortization of deferred gain	-	-	-	-	-	-	-	74.5	-	74.5
Other revenues and fees	35.2	379.3	18.0	5.1	5.0	143.4	0.1	142.9	(43.5)	685.5
Total Operating Revenues	3,920.7	2,600.3	985.6	455.0	1,499.6	590.2	370.2	413.6	(132.6)	10,702.6
	-	0.1	-	(0.0)	(0.1)	-	0.0	-	-	-
Operating Expenses
Insurance benefits	1,069.6	308.5	-	137.9	999.4	-	137.5	25.4	-	2,678.2
Interest credited to contractholder funds	1,021.0	678.2	418.3	197.2	-	-	-	139.2	-	2,454.1
Operating and acquisition expenses	700.0	997.5	300.5	36.3	291.9	454.5	162.6	253.5	(130.3)	3,066.3
Taxes, licenses and fees	110.3	26.7	13.8	5.5	33.6	16.0	-	12.1	-	218.1
Interest and debt expense	-	2.2	-	-	-	-	-	283.5	(2.3)	283.5
Total Operating Expenses	2,900.9	2,013.0	732.6	377.0	1,324.8	470.5	300.1	713.7	(132.6)	8,700.0
	-	-	(0.0)	-	-	-	-	0.0	-	-
Income (loss) from Operations before Federal income taxes	1,019.8	587.3	252.9	78.1	174.8	119.7	70.1	(300.0)	-	2,002.6
	-	-	-	-	-	-	-	(0.0)	0.0	-
Federal income taxes	344.4	139.2	71.6	23.7	61.3	43.3	24.5	(116.0)	-	592.1

Income from Operations	$675.4	$448.0	$181.3	$54.3	$113.5	$76.4	$45.6	$(184.1)	$-	$1,410.5
	0.0	(0.0)						0.0		0.0

12/31/2007									PAGE 9(B)
Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]
Year Ended December 31, 2006

	Individual Markets		Employer Markets

			Defined	Executive	Group	Investment	Lincoln	Other	Consolidating
	Life	Annuities	Contribution	Benefits	Protection	Management	UK	Operations	Adjustments	Consolidated

Operating Revenues
Insurance premiums	$321.5	$47.5	$-	$4.7	$949.0	$-	$78.6	$5.3	$-	$1,406.5
Surrender charges	60.3	34.7	7.6	-	-	-	-	-	-	102.5
Mortality assessments	970.2	-	-	27.0	-	-	34.4	-	-	1,031.7
Expense assessments	350.0	755.3	222.6	18.1	-	-	123.5	0.3	-	1,469.8
Investment advisory fees	-	-	-	-	-	424.8	-	-	(96.9)	327.9
Net investment income	1,510.9	1,038.6	738.4	316.6	80.2	-	71.4	226.4	(1.6)	3,980.8
Amortization of deferred gain	-	-	-	-	-	-	-	75.0	-	75.0
Other revenues and fees	43.0	285.1	19.6	5.3	2.5	138.7	0.1	104.2	(29.8)	568.7
Total Operating Revenues	3,255.8	2,161.2	988.2	371.8	1,031.8	563.5	308.0	411.2	(128.4)	8,962.9

Operating Expenses
Insurance benefits	886.4	97.8	-	138.5	663.3	-	108.2	17.0	-	1,911.2
Interest credited to contractholder funds	882.1	690.8	410.6	131.4	-	-	-	143.7	-	2,258.5
Operating and acquisition expenses	643.2	849.5	288.4	27.5	193.6	465.6	140.1	132.4	(127.8)	2,612.1
Taxes, licenses and fees	99.1	19.4	9.1	5.0	22.6	13.4	-	9.0	-	177.5
Interest and debt expense	-	0.6	-	-	-	-	-	218.8	(0.6)	218.8
Total Operating Expenses	2,510.8	1,658.0	708.1	302.3	879.5	478.9	248.3	520.8	(128.4)	7,178.2

Income (loss) from Operations before Federal income taxes	745.0	503.2	280.1	69.4	152.3	84.6	59.7	(109.6)	-	1,784.7

Federal income taxes	248.7	94.6	76.2	20.2	53.3	29.4	20.9	(56.4)	-	486.9

Income from Operations	$496.3	$408.6	$203.9	$49.2	$99.0	$55.2	$38.9	$(53.2)	$-	$1,297.7

12/31/2007				PAGE 10
Consolidated Balance Sheets
Unaudited [Millions of Dollars, except Common Share Data]

	Dec.	March	June	Sept.	Dec.
	2006	2007	2007	2007	2007
ASSETS
Investments
Corporate bonds	$45,489.4	$45,484.0	$44,023.4	$44,089.7	$44,147.9
U.S. government bonds	263.4	244.3	248.1	239.4	222.0
Foreign government bonds	1,141.6	1,077.1	975.0	1,030.0	1,037.5
Asset and mortgage backed securities	8,691.3	9,186.2	9,946.2	10,479.7	10,604.6
State and municipal bonds	159.4	155.5	158.7	152.1	153.1
Preferred stocks - redeemable	108.3	108.4	95.5	95.3	110.7
Common stocks	525.5	503.8	487.9	499.3	413.9
Preferred stocks-equity	174.7	210.1	198.9	171.0	104.1
Total AFS Securities	56,553.7	56,969.5	56,133.8	56,756.4	56,793.7
Trading securities	3,036.3	2,909.7	2,818.3	2,716.6	2,730.2
Mortgage loans	7,384.3	7,416.0	7,310.8	7,280.7	7,422.7
Real estate	421.3	406.2	387.6	385.0	258.3
Policy loans	2,759.7	2,766.8	2,787.0	2,790.2	2,834.7
Other long-term investments	1,296.1	1,345.5	1,395.1	1,584.0	1,882.1
Total Investments	71,451.3	71,813.6	70,832.5	71,512.9	71,921.6

Cash and invested cash	1,621.6	904.7	989.1	1,327.5	1,665.5
Premiums and fees receivable	356.2	374.9	432.3	401.2	400.6
Accrued investment income	866.2	919.2	861.0	916.5	843.3
Amount recoverable from reinsurers	7,939.1	8,132.1	8,179.1	8,226.7	8,237.4
Deferred acquisition costs and value of business acquired	8,420.4	8,534.7	9,100.6	9,337.0	9,579.8
Goodwill	4,137.1	4,124.8	4,159.0	4,159.3	4,143.7
Other assets	3,168.9	3,375.6	3,599.5	3,432.6	3,531.9
Separate account assets	80,533.7	83,147.5	89,497.2	92,903.1	91,113.3
Total Assets	$178,494.5	$181,327.1	$187,650.1	$192,216.8	$191,437.1

LIABILITIES and SHAREHOLDERS' EQUITY
Liabilities
Insurance and Investment Contract Liabilities:
Reserves	$13,622.1	$13,864.9	$13,860.8	$13,944.9	$14,308.9
Unpaid claims	1,149.1	1,149.5	1,171.2	1,148.3	1,240.7
Premium deposit funds	20,541.4	20,115.8	20,201.6	19,885.4	19,687.8
Policyholders' funds	38,603.6	38,924.9	39,216.4	39,911.3	40,409.5
Total Insurance and Investment Contract Liabilities	73,916.1	74,055.2	74,450.0	74,889.9	75,646.9

Short-term debt	658.6	493.8	231.0	327.1	550.2
Long-term debt - senior notes	2,231.0	2,483.4	2,382.4	2,682.5	2,892.7
Long-term debt - subordinated
Capital securities	1,072.0	1,570.7	1,570.8	1,570.9	1,570.9
Junior subordinated debentures issued to
affiliated trusts	154.6	154.6	154.6	154.6	154.6
Embedded derivative - modco	228.7	229.8	157.5	191.5	219.5
Deferred gain on indemnity reinsurance	759.6	740.7	734.3	715.1	695.8
Federal income taxes	876.4	1,066.8	829.2	902.5	943.6
Other liabilities	5,862.7	5,352.4	5,807.3	5,916.6	5,920.9
Separate account liabilities	80,533.7	83,147.5	89,497.2	92,903.1	91,113.3
Total Liabilities	166,293.5	169,294.9	175,814.4	180,253.8	179,708.4

Preferred Stock	0.5	0.5	0.5	0.5	0.4
Capital stock	7,450.7	7,318.5	7,362.1	7,308.6	7,200.5
Retained earnings (excl. cumulative effect adjustments)	4,136.7	4,109.8	4,380.1	4,513.4	4,348.4
Cumulative effect of adoption of FIN-48	-	(15.4)	(15.4)	(15.4)	(15.4)
Cumulative effect of adoption of SOP 05-1	-	(40.9)	(40.9)	(40.9)	(40.9)
Unrealized gains on investments	492.8	528.1	16.6	17.9	114.0
Gains - derivatives	39.2	46.8	35.5	70.0	25.0
Foreign currency	165.1	168.4	181.4	193.6	174.8
Funded status of employee benefit plans	(84.0)	(83.6)	(84.2)	(84.6)	(78.2)
Total Shareholders' Equity	12,201.0	12,032.2	11,835.7	11,963.0	11,728.7

Total Liabilities and Shareholders' Equity	$178,494.5	$181,327.1	$187,650.1	$192,216.8	$191,437.1

Shareholders' Equity Per Share	$44.21	$44.42	$43.57	$44.41	$44.36

Book Value, Excluding AOCI	$41.99	$41.98	$43.02	$43.68	$43.46
Common shares outstanding -assuming conv of
preferreds (in millions)	276.0	270.9	271.6	269.4	264.4

12/31/2007							PAGE 11
Balance Sheet Data - Segment Highlights
Unaudited [Millions of Dollars]

	Individual Markets		Employer Markets
As of December 31, 2007	Annuities	Life	Defined Contribution	Executive Benefits	Group Protection	Investment Management	Lincoln UK	Other Operations(1)	Consolidated

Assets
Allocated Investments	$18,143.8	$29,492.1	$11,528.8	$6,089.9	$1,934.5	$-	$1,194.7	$3,537.8	$71,921.6
DAC and VOBA	2,477.0	5,408.7	513.8	283.0	123.4	-	772.1	1.8	9,579.8
Goodwill	1,045.6	2,201.0	20.2	-	274.3	247.0	16.5	339.2	4,143.7
DSI and other intangibles	278.8	93.0	3.4	-	-	5.4	-	385.7	766.3
Amounts recoverable from reinsurers	744.4	1,943.6	-	4.9	31.3	-	69.8	5,443.5	8,237.4
Separate account assets	58,508.4	4,615.5	17,845.2	1,293.7	-	-	8,850.4	-	91,113.3

Liabilities and Capital
Insurance and Investment Contract Liabilities:
Insurance policy & claim reserves	816.9	5,442.0	-	2,089.2	1,273.0	-	1,146.9	4,781.6	15,549.6
Contractholder funds	17,749.7	25,844.8	10,891.7	3,998.5	17.2	-	402.9	1,192.5	60,097.3
Total Insurance and Inv Contract Liabilities	18,566.6	31,286.8	10,891.7	6,087.7	1,290.2	-	1,549.8	5,974.1	75,646.9

Allocated capital (2)	3,552.7	7,835.8	898.7	537.2	968.3	348.5	361.8	(3,009.9)	11,493.1

As of December 31, 2006

Assets
Allocated Investments	$18,686.2	$27,843.9	$11,762.6	$6,088.9	$1,833.6	$-	$1,101.1	$4,135.1	$71,451.3
DAC and VOBA	2,050.4	4,659.4	497.6	265.3	137.6	-	809.0	1.3	8,420.4
Goodwill	1,031.6	2,181.3	20.2	-	281.0	261.7	16.2	345.1	4,137.1
DSI and other intangibles	193.7	97.0	0.1	-	-	9.3	-	387.2	687.2
Amounts recoverable from reinsurers	836.9	1,817.7	-	5.3	27.5	-	70.2	5,181.5	7,939.1
Separate accounts assets	48,014.7	4,256.0	17,459.2	1,617.7	-	-	8,756.9	429.2	80,533.7

Liabilities and Capital
Insurance and Investment Contract Liabilities:
Insurance policy & claim reserves	438.1	5,640.7	-	1,778.3	1,183.4	-	1,118.8	4,611.9	14,771.2
Contractholder funds	18,230.4	23,738.0	10,982.9	4,025.5	16.8	-	435.6	1,715.9	59,145.0
Total Insurance and Inv Contract Liabilities	18,668.5	29,378.6	10,982.9	5,803.8	1,200.2	-	1,554.4	6,327.7	73,916.1

Allocated capital (2)	3,432.5	7,345.1	959.8	531.7	923.1	307.8	385.0	(2,297.1)	11,587.9
(1) Includes consolidating adjustments.
(2)Allocated capital is based on internal economic capital models plus certain other items (principally intangibles including DAC and VOBA, goodwill and other items).

12/31/2007								PAGE 12
Individual Markets - Individual Life Insurance
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2006	2007	2007	2007	2007	Change	2006	2007	Change
Operating Revenues
Insurance premiums	$93.5	$87.7	$87.8	$82.7	$89.6	-4.2%	$321.5	$347.9	8.2%
Surrender charges	16.1	15.2	15.7	14.0	14.1	-12.4%	60.3	58.9	-2.3%
Mortality assessments (1)	278.4	292.3	282.4	303.3	310.3	11.5%	970.2	1,188.3	22.5%
Expense assessments (1)	116.4	111.9	69.9	139.8	112.9	-3.0%	350.0	434.5	24.1%
Net investment income	441.1	454.0	493.3	444.5	464.1	5.2%	1,510.9	1,855.8	22.8%
Other revenues and fees	13.0	10.2	8.3	6.0	10.7	-17.7%	43.0	35.2	-18.1%
Total Operating Revenues	958.4	971.4	957.5	990.1	1,001.7	4.5%	3,255.8	3,920.7	20.4%

Operating Expenses
Insurance benefits (1)	249.1	246.0	263.0	258.5	302.2	21.3%	886.4	1,069.6	20.7%
Interest credited to contractholder funds	251.3	251.7	254.0	255.1	260.2	3.5%	882.1	1,021.0	15.7%
Operating and acquisition expenses	219.0	221.2	171.0	219.0	199.0	-9.1%	742.3	810.3	9.2%
Total Operating Expenses	719.4	718.9	688.0	732.6	761.4	5.8%	2,510.8	2,900.9	15.5%

Income from operations before Federal income taxes	239.1	252.5	269.4	257.6	240.3	0.5%	745.0	1,019.8	36.9%

Federal income taxes	81.7	85.9	93.0	84.0	81.5	-0.2%	248.7	344.4	38.5%

Income from Operations	$157.4	$166.6	$176.4	$173.6	$158.8	0.9%	$496.3	$675.4	36.1%

Effective tax rate	34.2%	34.0%	34.5%	32.6%	33.9%		33.4%	33.8%

Average equity	$7,292.7	$7,557.8	$7,790.5	$7,911.1	$7,925.1		$6,208.6	$7,796.1
Return on average equity	8.6%	8.8%	9.1%	8.8%	8.0%		8.0%	8.7%

Operating and Acquisition Expenses
Commissions	$226.5	$227.1	$211.7	$213.1	$211.9	-6.4%	$611.6	$863.9	41.3%
General and administrative expenses	116.3	111.0	115.6	104.6	109.3	-6.1%	402.3	440.5	9.5%
Taxes, licenses and fees	27.0	32.9	26.6	27.3	23.5	-13.1%	99.1	110.3	11.3%
Total commissions and expenses incurred	369.8	371.1	353.8	345.1	344.7	-6.8%	1,113.0	1,414.6	27.1%
Less: commissions and expenses capitalized	(291.3)	(288.9)	(272.4)	(270.5)	(268.1)	8.0%	(807.8)	(1,099.8)	-36.1%
Amortization of DAC and VOBA, net of interest	140.5	139.1	89.6	144.4	122.5	-12.8%	437.1	495.5	13.4%
Net Operating and Acquisition Expenses	$219.0	$221.2	$171.0	$219.0	$199.0	-9.1%	$742.3	$810.3	9.2%

General and administrative expenses -
basis points on account values - Annualized	178	166	170	151	156	(22)	176	161	(15)

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$4,524.7	$4,659.4	$4,795.8	$5,126.4	$5,259.6		$2,543.9	$4,659.4
Deferral	291.3	288.9	272.4	270.5	268.1		807.8	1,099.8
Amortization net of interest:(1)
Unlocking	2.0	11.3	20.8	(3.8)	6.1		10.4	34.5
Amortization excluding unlocking	(142.5)	(150.4)	(110.5)	(140.6)	(128.6)		(447.4)	(530.0)
Deferrals, net of amortization
included in operating and acquisition expenses	150.8	149.8	182.8	126.1	145.6		370.7	604.3
Adjustment related to realized
(gains) losses on available-for-sale securities	(6.7)	(12.5)	(2.4)	0.6	56.1		(21.8)	41.8
Adjustment related to unrealized
(gains) losses on available-for-sale securities	(9.5)	(0.9)	150.2	6.5	(52.7)		(0.1)	103.1
Business acquired	-	-	-	-	-		1,766.6	-
Balance at end of period	$4,659.4	$4,795.8	$5,126.4	$5,259.6	$5,408.7		$4,659.4	$5,408.7

Roll Forward of Deferred Front-End Loads

Balance at beginning of period	$415.9	$449.5	$490.6	$569.0	$585.2		$342.6	$449.5
Deferral	65.2	65.5	112.4	83.9	98.2		201.6	360.0
Amortization net of interest:
Unlocking	0.1	2.5	7.1	(27.0)	0.7		8.1	(16.7)
Amortization excluding unlocking	(31.7)	(26.9)	(41.1)	(40.7)	(35.4)		(102.7)	(144.1)
Deferrals, net of amortization
included in expense assessments	33.6	41.0	78.4	16.2	63.5		106.9	199.2
Balance at end of period	$449.5	$490.6	$569.0	$585.2	$648.7		$449.5	$648.7

(1) In the second quarter of 2007, we recognized certain adjustments that reduced expense assessments by $26 million, reduced mortality assessments by $15 million, increased insurance benefits by $3 million and reduced DAC amortization by $23 million.

12/31/2007								PAGE 13
Individual Markets- Individual Life Insurance
Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2006	2007	2007	2007	2007	Change	2006	2007	Change
Sales by Product (1)
Universal Life
Excluding MoneyGuard	$177.6	$166.2	$145.0	$143.9	$141.3	-20.4%	$436.2	$596.3	36.7%
MoneyGuard	7.8	7.4	9.9	10.9	12.1	55.1%	31.3	40.2	28.4%
Total	185.4	173.6	154.9	154.8	153.3	-17.3%	467.5	636.5	36.1%
Variable Universal Life	22.1	20.6	17.3	17.7	21.9	-0.9%	60.8	77.4	27.3%
Whole life	0.6	0.1	0.1	0.3	0.3	-50.0%	2.4	0.8	-66.7%
Term	10.0	9.3	7.8	7.2	6.6	-34.0%	40.1	30.8	-23.2%
Total	$218.1	$203.5	$180.0	$179.9	$182.1	-16.5%	$570.8	$745.6	30.6%

First-Year Paid Premiums
Universal Life
Excluding MoneyGuard	$351.0	$367.9	$315.7	$303.8	$304.6	-13.2%	$989.4	$1,292.0	30.6%
MoneyGuard	52.3	49.2	65.9	72.4	80.4	53.7%	208.6	267.8	28.4%
Total	403.2	417.1	381.6	376.2	385.0	-4.5%	1,198.1	1,559.8	30.2%
Variable Universal Life	53.4	52.5	47.8	46.4	48.9	-8.4%	155.4	195.5	25.8%
Whole life	16.5	8.4	10.1	11.8	17.8	7.9%	46.3	48.1	3.9%
Term	9.6	9.1	8.2	7.3	6.6	-31.3%	40.0	31.1	-22.3%
Total	$482.7	$487.0	$447.7	$441.6	$458.2	-5.1%	$1,439.8	$1,834.5	27.4%

Life Insurance In-Force (Billions)
Universal Life & other	$267.228	$272.921	$276.040	$279.933	$284.305	6.4%	$267.228	$284.305	6.4%
Term Insurance	234.148	235.491	236.155	236.414	235.919	0.8%	234.148	235.919	0.8%
Total Life Segment In-Force	$501.376	$508.411	$512.195	$516.347	$520.224	3.8%	$501.376	$520.224	3.8%

(1) Sales for Individual Life Insurance consist of first year commissionable premium for Universal Life ("UL"), including MoneyGuard, plus 5% of excess premium received, including UL internal replacements, and first year paid premiums for Whole Life and Term products.

12/31/2007								PAGE 14
Individual Markets - Individual Life Insurance
Account Value Roll Forward
Unaudited [Billions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2006	2007	2007	2007	2007	Change	2006	2007	Change
Interest Sensitive Life-Balance Beginning-of-Period	$21.516	$21.890	$22.228	$22.517	$22.818	6.1%	$11.809	$21.890	85.4%
Business acquired	-	-	-	-	-	NM	9.150	-	-100.0%
Deposits	0.948	0.882	0.864	0.842	0.935	-1.4%	2.865	3.523	23.0%
Withdrawals & deaths	(0.301)	(0.264)	(0.311)	(0.258)	(0.262)	13.0%	(1.075)	(1.095)	-1.9%
Net flows	0.647	0.618	0.553	0.585	0.673	4.0%	1.790	2.428	35.6%
Policyholder assessments (6)	(0.516)	(0.523)	(0.507)	(0.527)	(0.575)	-11.4%	(1.705)	(2.131)	-25.0%
Interest credited	0.242	0.243	0.243	0.243	0.246	1.7%	0.846	0.975	15.2%
Interest Sensitive Life-Balance End-of-Period (1)	$21.890	$22.228	$22.517	$22.818	$23.161	5.8%	$21.890	$23.161	5.8%

Variable Universal Life-Balance Beginning of Period	$4.305	$4.600	$4.696	$4.948	$5.057	17.5%	$2.242	$4.600	105.2%
Business acquired	-	-	-	-	-	NM	1.918	-	-100.0%
Deposits	0.153	0.157	0.142	0.137	0.151	-1.3%	0.499	0.587	17.6%
Withdrawals & deaths	(0.073)	(0.077)	(0.109)	(0.087)	(0.079)	NM	(0.267)	(0.352)	-31.8%
Net flows	0.080	0.080	0.033	0.050	0.072	-10.0%	0.233	0.235	0.9%
Policyholder assessments	(0.079)	(0.079)	(0.080)	(0.080)	(0.082)	-3.8%	(0.276)	(0.320)	-15.9%
Investment income and change in market value	0.294	0.095	0.299	0.139	(0.087)	NM	0.483	0.446	-7.7%
Variable Universal Life -Balance End-of-Period	$4.600	$4.696	$4.948	$5.057	$4.961	7.8%	$4.600	$4.961	7.8%

Total Segment- Life Insurance Account Value Roll Forward
Balance Beginning-of-Period	$25.821	$26.490	$26.924	$27.465	$27.875	8.0%	$14.051	$26.490	88.5%
Business acquired	-	-	-	-	-	NM	11.068	-	-100.0%
Deposits	1.101	1.039	1.005	0.980	1.086	-1.4%	3.365	4.110	22.1%
Withdrawals & deaths	(0.374)	(0.341)	(0.420)	(0.345)	(0.341)	8.8%	(1.342)	(1.447)	-7.8%
Net flows	0.727	0.698	0.586	0.635	0.745	2.5%	2.023	2.663	31.6%
Policyholder assessments (6)	(0.595)	(0.602)	(0.586)	(0.607)	(0.657)	-10.4%	(1.980)	(2.452)	-23.8%
Investment income and change in market value	0.536	0.338	0.542	0.382	0.159	-70.3%	1.329	1.421	6.9%
Total Segment -Balance End-of-Period	$26.490	$26.924	$27.465	$27.875	$28.122	6.2%	$26.490	$28.122	6.2%

Life Product Spread Information (2)
						Change			Change
Interest Sensitive Products						(Basis Points)			(Basis Points)
Net investment income (3) (4) (5)	6.44%	6.48%	6.99%	6.09%	6.30%	(14)	6.34%	6.47%	13
Interest credited to policyholders	4.52%	4.46%	4.45%	4.41%	4.41%	(11)	4.50%	4.43%	(7)
Spread (3) (4)	1.92%	2.02%	2.54%	1.68%	1.89%	(3)	1.84%	2.04%	20

Traditional Products
Net investment income (3)	6.51%	6.41%	6.48%	6.18%	6.23%	(28)	6.61%	6.32%	(29)
(1) Includes universal life, interest sensitive life, and the fixed investment option of VUL products.
(2)  Interest Sensitive Products - For the life products spread, the yield on earning assets is calculated as net investment income on fixed product investment  portfolios divided by average earning assets.  We exclude net investment income earned on investments supporting statutory surplus from our spread calculations.  The average crediting rate is calculated using interest credited on life products divided by average fixed account values.  Traditional Products - the yield on earning  assets is calculated as net investment income on traditional investment portfolios divided by average earning assets.  As of December 31, 2007, interest sensitive products represented approximately 81% of total interest sensitive and traditional earning assets.

(3)  The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread for interest sensitive products was 16 bps in the 4th quarter of 2007, 9 bps in the 3rd quarter of 2007, 22 bps in the 2nd quarter of 2007, 21 bps in the 1st quarter of 2007 and 12 bps in the 4th quarter of 2006.  There was an impact on traditional products of 2 bps in the 4th quarter of 2007, 9 bps in the 3rd quarter of 2007, 14 bps in the 2nd quarter of 2007 and 2 bps in the 1st quarter of 2007, 2 bps in the 4th quarter of 2006.

(4) The net investment income and spread above include earnings from alternative investments, such as limited partnerships.  The impact of these investments on investment income yields for interest senstive products was 5 bps in the 4th quarter of 2007, -4 bps in the 3rd quarter of 2007, 70 bps in the 2nd quarter of 2007, 14 bps in the 1st quarter of 2007 and 24 bps in the 4th quarter of 2006.  The impact of these investments on traditional products was -1 bp in the 4th quarter of 2007 and -6 bps in the 3rd quarter of 2007.

(5) The net investment income and spread above is partially offset by amortization associated with prepayment fee income.  The impact of this offset was 1 bp in the 4th quarter of 2007, -0- bps in the 3rd quarter of 2007 and 8 bps in the 2nd quarter of 2007.

(6) Interest sensitive policyholder assessments in the second quarter of 2007 includes +.017 related to certain adjustments.

12/31/2007								PAGE 15
Individual Markets - Individual Annuities
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2006	2007	2007	2007	2007	Change	2006	2007	Change
Operating Revenues
Insurance premiums	$10.7	$12.8	$16.6	$42.6	$46.5	NM	$47.5	$118.5	149.6%
Surrender charges	12.3	9.7	10.1	9.8	9.1	-26.0%	34.7	38.7	11.6%
Expense assessments	215.2	226.0	249.9	264.9	282.7	31.4%	755.3	1,023.5	35.5%
Net investment income	314.8	266.3	302.2	254.1	217.7	-30.8%	1,038.6	1,040.3	0.2%
Other revenues and fees (1)	84.3	90.4	96.4	94.9	97.6	15.8%	285.1	379.3	33.0%
Total Operating Revenues	637.3	605.1	675.3	666.3	653.6	2.6%	2,161.2	2,600.3	20.3%

Operating Expenses
Insurance benefits	9.8	21.4	31.8	110.9	144.4	NM	97.8	308.5	215.4%
Interest credited to contractholder funds	213.6	166.5	189.9	179.6	142.2	-33.4%	690.8	678.2	-1.8%
Operating and acquisition expenses	252.6	256.7	278.4	235.0	256.4	1.5%	869.4	1,026.4	18.1%
Total Operating Expenses	476.0	444.6	500.0	525.5	542.9	14.1%	1,658.0	2,013.0	21.4%

Income from operations before Federal income taxes	161.4	160.5	175.3	140.7	110.7	-31.4%	503.2	587.3	16.7%

Federal income taxes	37.6	39.5	45.2	33.8	20.7	-44.9%	94.6	139.2	47.1%

Income from Operations	$123.8	$121.0	$130.1	$106.9	$90.0	-27.3%	$408.6	$448.0	9.7%

Effective tax rate	23.3%	24.6%	25.8%	24.0%	18.7%		18.8%	23.7%

Average equity	$3,388.1	$3,442.3	$3,491.1	$3,537.8	$3,549.1		$2,927.9	$3,505.1
Return on average equity	14.6%	14.1%	14.9%	12.1%	10.1%		14.0%	12.8%

Income from Operations - basis points on
average account values	76	72	73	58	47		69	62

Operating and Acquisition Expenses
Commissions	$167.2	$152.1	$178.8	$188.9	$212.3	27.0%	$565.1	$732.1	29.6%
General and administrative expenses	80.9	69.5	82.4	81.4	98.0	21.1%	298.8	331.3	10.9%
Broker-dealer commissions and general and
administrative expenses	80.0	87.2	92.8	91.8	100.5	25.6%	282.5	372.4	31.8%
Taxes, licenses and fees	4.5	8.9	5.7	6.0	6.1	35.6%	19.4	26.7	37.6%
Total commissions and expenses incurred	332.6	317.7	359.7	368.2	416.8	25.3%	1,165.7	1,462.4	25.5%
Less: commissions and expenses capitalized	(181.8)	(157.6)	(189.3)	(196.1)	(230.5)	-26.8%	(612.0)	(773.5)	-26.4%
Amortization of DAC and VOBA, net of interest	101.7	96.6	108.0	62.9	70.0	-31.2%	315.8	337.5	6.9%
Net Operating and Acquisition Expenses	$252.6	$256.7	$278.4	$235.0	$256.4	1.5%	$869.4	$1,026.4	18.1%
				$-	-		-	-
General and administrative expenses - basis
points on gross account values - Annualized (2)	50	41	46	44	51	1	50	46	(4)

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$1,974.1	$2,050.4	$2,082.0	$2,236.8	$2,347.4		$1,328.0	$2,050.4
Cumulative effect of adoption of SOP 05-1	-	(27.2)	-	-	-		-	(27.2)
Deferral	181.8	157.6	189.3	196.1	230.5		612.0	773.5
Amortization net of interest
Unlocking	8.0	10.8	10.3	11.4	(1.8)		23.2	30.7
Excluding unlocking	(109.8)	(107.4)	(118.3)	(74.3)	(68.2)		(339.0)	(368.2)
Deferrals, net of amortization included in
operating and acquisition expenses	80.0	61.0	81.4	133.2	160.5		296.3	436.0
Adjustment related to realized (gains) losses
on available-for-sale securities	(1.1)	(2.2)	1.0	0.2	2.5		(10.3)	1.6
Adjustment related to unrealized (gains) losses
on available-for-sale securities	(2.7)	(14.0)	72.4	(22.8)	(33.5)		(16.2)	2.2
Business acquired	-	14.0	-	-	-		452.7	14.0
Balance at end of period	$2,050.4	$2,082.0	$2,236.8	$2,347.4	$2,477.0		$2,050.4	$2,477.0

Roll Forward of Deferred Front-End Loads

Balance at beginning of period	$94.6	$100.9	$104.6	$111.9	$122.0		$72.0	$100.9
Cumulative effect of adoption of SOP 05-1	-	(2.0)	-	-	-		-	(2.0)
Deferral	10.6	9.8	11.8	11.5	11.9		39.7	45.0
Amortization net of interest:
Unlocking	0.5	0.5	0.2	1.4	(0.4)		4.6	1.8
Amortization excluding unlocking	(4.7)	(4.4)	(4.7)	(2.8)	(2.7)		(15.2)	(14.6)
Deferrals, net of amortization included in
expense assessments	6.3	5.9	7.3	10.1	8.9		29.0	32.2
Adjustment related to realized gains
on available-for-sale securities	-	-	(0.1)	-	-		(0.1)	(0.1)
Balance at end of period	$100.9	$104.6	$111.9	$122.0	$130.9		$100.9	$130.9

Roll Forward of Deferred Sales Inducements

Balance at beginning of period	$173.4	$193.7	$206.2	$224.7	$248.7		$129.4	$193.7
Cumulative effect of adoption of SOP 05-1	-	(2.8)	-	-	-		-	(2.8)
Deferral	28.2	23.7	27.3	29.7	35.5		86.0	116.1
Amortization net of interest:
Unlocking	0.9	1.0	0.8	0.9	(0.4)		4.5	2.4
Amortization excluding unlocking	(8.8)	(9.3)	(9.6)	(6.6)	(5.2)		(26.1)	(30.6)
Deferrals, net of amortization included in
insurance benefits or interest credited	20.3	15.4	18.5	24.0	30.0		64.4	87.9
Adjustment related to realized gains
on available-for-sale securities	-	(0.1)	(0.0)	(0.0)	0.1		(0.1)	(0.1)
Balance at end of period	$193.7	$206.2	$224.7	$248.7	$278.8		$193.7	$278.8

(1) Primarily broker-dealer revenue.
(2) Includes distribution costs.

12/31/2007								PAGE 16
Individual Markets - Individual Annuities
Account Value Roll Forward
Unaudited [Billions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2006	2007	2007	2007	2007	Change	2006	2007	Change

Fixed Annuities - Balance at Beginning of Period	$18.939	$18.545	$18.139	$17.867	$17.813	-5.9%	$10.840	$18.545	71.1%

Business acquired	-	0.040	-	-	-	NM	9.343	0.040	-99.6%
Gross deposits	1.100	0.821	0.982	1.231	1.288	17.1%	3.505	4.321	23.3%
Withdrawals & deaths	(1.162)	(0.887)	(0.892)	(0.891)	(0.706)	39.2%	(4.011)	(3.377)	15.8%
Net flows	(0.062)	(0.066)	0.090	0.340	0.582	NM	(0.506)	0.945	286.8%
Transfer from (to) variable annuities	(0.561)	(0.557)	(0.560)	(0.589)	(0.734)	-30.8%	(1.891)	(2.441)	-29.1%
Interest credited	0.201	0.153	0.172	0.166	0.125	-37.8%	0.674	0.616	-8.6%
Sales inducements deferred	0.028	0.024	0.027	0.030	0.035	25.0%	0.086	0.116	34.9%
Fixed Annuities - Gross	18.545	18.139	17.867	17.813	17.822	-3.9%	18.545	17.822	-3.9%
Reinsurance ceded	(1.812)	(1.689)	(1.598)	(1.430)	(1.352)	25.4%	(1.812)	(1.352)	25.4%
Fixed Annuities - Balance at End of Period (1)	$16.733	$16.449	$16.270	$16.383	$16.470	-1.6%	$16.733	$16.470	-1.6%

Variable Annuities - Balance at Beginning of Period	$43.977	$48.169	$50.300	$55.171	$58.293	32.6%	$37.655	$48.169	27.9%

Business acquired	-	-	-	-	-	NM	0.250	-	-100.0%
Deposits	2.061	2.000	2.295	2.247	2.593	25.8%	7.251	9.135	26.0%
Withdrawals & deaths	(1.107)	(1.179)	(1.247)	(1.296)	(1.367)	-23.5%	(4.080)	(5.089)	-24.7%
Net flows	0.954	0.821	1.048	0.951	1.226	28.5%	3.171	4.047	27.6%
Transfer from (to) fixed annuities	0.560	0.556	0.560	0.589	0.734	31.1%	1.890	2.440	29.1%
Investment increase & change in market value	2.678	0.754	3.263	1.582	(1.611)	NM	5.203	3.988	-23.4%
Variable Annuities - Balance at End of Period (2)	$48.169	$50.300	$55.171	$58.293	$58.643	21.7%	$48.169	$58.643	21.7%

Total Annuities - Balance at Beginning of Period	$62.916	$66.714	$68.438	$73.038	$76.106	21.0%	$48.495	$66.714	37.6%

Business acquired	-	0.040	-	-	-	NM	9.593	0.040	-99.6%
Gross deposits	3.161	2.821	3.277	3.478	3.880	22.7%	10.756	13.457	25.1%
Withdrawals & deaths	(2.269)	(2.067)	(2.139)	(2.187)	(2.072)	8.7%	(8.091)	(8.466)	-4.6%
Net flows	0.892	0.754	1.138	1.291	1.808	102.7%	2.665	4.991	87.3%
Transfers	(0.001)	(0.001)	-	-	-	100.0%	(0.001)	(0.001)	0.0%
Interest credited & change in market value	2.879	0.907	3.435	1.748	(1.485)	NM	5.876	4.604	-21.6%
Sales inducements deferred	0.028	0.024	0.027	0.030	0.035	25.0%	0.086	0.116	34.9%
Total Annuities - Gross	66.714	68.438	73.038	76.106	76.464	14.6%	66.714	76.464	14.6%
Reinsurance ceded	(1.812)	(1.689)	(1.598)	(1.430)	(1.352)	25.4%	(1.812)	(1.352)	25.4%
Total Annuities (Net of Ceded) - Balance at End of Period	$64.902	$66.749	$71.441	$74.676	$75.113	15.7%	$64.902	$75.113	15.7%

Variable Annuities Under Agreement - Included above	$0.170	$0.163	$0.164	$0.161	$0.149	-12.4%	$0.170	$0.149	-12.4%

Incremental Deposits (3):
Fixed annuities	$1.086	$0.815	$0.976	$1.224	$1.282	18.0%	$3.466	$4.297	24.0%
Variable annuities	2.036	1.979	2.265	2.217	2.558	25.6%	7.159	9.019	26.0%
Total Incremental Deposits	$3.122	$2.794	$3.241	$3.441	$3.840	23.0%	$10.625	$13.316	25.3%

(1) Includes fixed portion of variable annuities.
(2) Excludes the fixed portion of variable annuities.
(3) Incremental Deposits represent gross deposits reduced by transfers from other Lincoln products.

12/31/2007								PAGE 17
Individual Markets - Individual Annuities Account Values Unaudited [Billions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2006	2007	2007	2007	2007	Change	2006	2007	Change
Fixed Annuities - excluding fixed portion of variable contracts
Deposits	$0.280	$0.126	$0.129	$0.286	$0.231	-17.5%	$0.697	$0.772	10.8%
Withdrawals	(0.943)	(0.674)	(0.677)	(0.651)	(0.486)	48.5%	(3.140)	(2.488)	20.8%
Net flows	$(0.663)	$(0.548)	$(0.548)	$(0.365)	$(0.255)	61.5%	$(2.443)	$(1.716)	29.8%

Gross fixed contract account values	$11.221	$10.818	$10.377	$10.115	$9.960	-11.2%	$11.221	$9.960	-11.2%
Reinsurance ceded	(1.812)	(1.689)	(1.598)	(1.430)	(1.352)	25.4%	(1.812)	(1.352)	25.4%
Net Fixed Contract Account Values	$9.409	$9.129	$8.779	$8.684	$8.609	-8.5%	$9.409	$8.609	-8.5%

Indexed Annuities
Deposits	$0.245	$0.160	$0.191	$0.199	$0.204	-16.7%	$0.717	$0.755	5.3%
Withdrawals	(0.061)	(0.063)	(0.061)	(0.059)	(0.062)	-1.6%	(0.175)	(0.244)	-39.4%
Net flows	$0.184	$0.098	$0.130	$0.140	$0.143	-22.3%	$0.542	$0.511	-5.7%

Indexed Annuity Account Values	$3.711	$3.844	$4.033	$4.228	$4.392	18.4%	$3.711	$4.392	18.4%

Fixed Portion of Variable Contracts
Deposits	$0.575	$0.535	$0.662	$0.746	$0.853	48.3%	$2.090	$2.795	33.7%
Withdrawals	(0.158)	(0.151)	(0.154)	(0.181)	(0.158)	-	(0.697)	(0.645)	7.5%
Net flows	$0.417	$0.384	$0.508	$0.564	$0.695	66.7%	$1.394	$2.150	54.2%

Fixed Portion of Variable Contract Account Values	$3.613	$3.476	$3.458	$3.470	$3.470	-4.0%	$3.613	$3.470	-4.0%

Variable Annuities - including fixed portion of variable contracts
Deposits	$2.635	$2.535	$2.957	$2.993	$3.445	30.7%	$9.342	$11.931	27.7%
Withdrawals	(1.265)	(1.330)	(1.401)	(1.477)	(1.525)	-20.6%	(4.777)	(5.734)	-20.0%
Net Flows	$1.371	$1.205	$1.556	$1.516	$1.921	40.1%	$4.565	$6.196	35.7%

Variable Contract Account Values	$51.782	$53.776	$58.629	$61.764	$62.112	19.9%	$51.782	$62.112	19.9%

Average Daily Variable Annuity Account Values	$46.514	$49.284	$53.465	$55.827	$58.628	26.0%	$42.359	$54.210	28.0%

Individual Annuity Product Spread Information						Change			Change
						(Basis Point)			(Basis Point)
Net investment income (1) (2)	5.91%	5.86%	5.86%	5.76%	5.86%	(5)	5.80%	5.83%	3
Interest credited to policyholders (3) (4)	3.66%	3.73%	3.50%	4.07%	4.11%	45	3.84%	3.85%	1
Spread (1) (2) (4)	2.25%	2.13%	2.36%	1.69%	1.75%	(50)	1.96%	1.98%	2

(1) For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets.  We exclude net investment income earned on investments supporting statutory surplus from our spread calculations.  The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net  of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.  We exclude the results of our indexed annuity hedge program from our calculation of spreads, the impact of which affects net investment income and interest credited in  approximately equal and offsetting amounts.

(2) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums.  The impact of these  premiums on investment income and spread was 9 bps in the 4th quarter of 2007, 3 bps in the 3rd quarter of 2007, 8 bps in the 2nd quarter of 2007, 5 bps in the 1st quarter of 2007 and 8 bps in the 4th quarter of 2006.  The impact was 8 bps and 6 bps for the year ended December 31, 2007 and 2006, respectively.

(3) The 2007 spreads reflect a correction (a decrease) to interest credited to policyholders related to a correction to the opening balance sheet of JP that was finalized in the first quarter of 2007.  The impact of this correction was 9 bps in the first quarter of 2007 and 2 bps for the year ended December 31, 2007.

(4) Interest credited and our spreads include the impact of changes in the fair value of the SFAS 133 forward starting option liability related to our indexed annuity products.  The impact of these changes in fair value on our spreads was (34) bps in the fourth quarter of 2007, (31) bps in the third quarter of 2007, 24 bps in the second quarter of 2007, (10) bps in the first quarter of 2007 and 10 bps in the fourth quarter of 2006.  The impact was (13) bps and (2) bps for the years ended December 31, 2007 and 2006, respectively.

12/31/2007								PAGE 18
Employer Markets - Defined Contribution
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2006	2007	2007	2007	2007	Change	2006	2007	Change
Operating Revenues
Surrender charges	$1.5	$2.0	$2.2	$1.8	$1.8	20.0%	$7.6	$7.8	2.6%
Expense assessments	58.4	59.8	63.0	63.5	64.7	10.8%	222.6	250.9	12.7%
Net investment income	180.6	180.3	182.3	172.9	173.3	-4.0%	738.4	708.8	-4.0%
Other revenues and fees	4.5	4.7	4.6	5.2	3.6	-20.0%	19.6	18.0	-8.2%
Total Operating Revenues	245.0	246.8	252.1	243.4	243.3	-0.7%	988.2	985.6	-0.3%

Operating Expenses
Interest credited to contractholder funds	104.4	104.3	104.6	104.6	104.8	0.4%	410.6	418.3	1.9%
Operating and acquisition expenses	80.2	71.6	80.6	84.7	77.3	-3.6%	297.5	314.3	5.6%
Total Operating Expenses	184.6	176.0	185.3	189.3	182.1	-1.4%	708.1	732.6	3.5%

Income from operations before Federal income taxes	60.4	70.8	66.8	54.1	61.2	1.3%	280.1	252.9	-9.7%

Federal income taxes	15.8	21.1	19.5	12.9	18.1	14.6%	76.2	71.6	-6.0%

Income from Operations	$44.6	$49.7	$47.3	$41.2	$43.1	-3.4%	$203.9	$181.3	-11.1%

Effective tax rate	26.2%	29.8%	29.2%	23.8%	29.6%		27.2%	28.3%

Average equity	$954.9	$938.5	$906.6	$901.4	$902.7		$973.1	$912.3
Return on average equity	18.7%	21.2%	20.9%	18.3%	19.1%		21.0%	19.9%

Income from Operations - basis points on
average account values	54	58	53	46	47		64	51

Operating and Acquisition Expenses
Commissions	$20.8	$19.3	$21.3	$19.9	$20.3	-2.4%	$92.6	$80.8	-12.7%
General and administrative expenses	56.5	49.9	54.9	59.8	53.7	-5.0%	209.8	218.2	4.0%
Taxes, licenses and fees	1.9	5.1	4.4	2.2	2.1	NM	9.1	13.8	51.6%
Total commissions and expenses incurred	79.2	74.2	80.6	81.9	76.1	-3.9%	311.4	312.9	0.5%
Less: commissions and expenses capitalized	(18.5)	(22.2)	(22.5)	(23.7)	(23.7)	-28.1%	(88.1)	(92.0)	-4.4%
Amortization of DAC and VOBA, net of interest	19.4	19.6	22.5	26.5	24.9	28.4%	74.1	93.4	26.0%
Net Operating and Acquisition Expenses	$80.2	$71.6	$80.6	$84.7	$77.3	-3.6%	$297.5	$314.3	5.6%

General and administrative expenses - basis
points on account values - Annualized (1)	68	59	62	67	59	(9)	66	62	(4)

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$503.8	$497.6	$489.4	$541.9	$531.8		$454.9	$497.6
Cumulative effect of adoption of SOP 05-1	-	(1.4)	-	-	-		-	(1.4)
Deferral	18.5	22.2	22.5	23.7	23.7		88.1	92.0
Amortization net of interest:
Unlocking	0.8	(0.5)	(2.0)	(5.0)	(1.2)		1.3	(8.7)
Amortization excluding unlocking	(20.1)	(19.0)	(20.5)	(21.5)	(23.7)		(75.4)	(84.7)
Deferrals, net of amortization included in
operating and acquisition expenses	(0.9)	2.6	(0.0)	(2.8)	(1.2)		13.9	(1.4)
Adjustment related to realized gains
on available-for-sale securities	(0.2)	(2.1)	(0.8)	(0.6)	3.4		(12.8)	(0.1)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	(5.1)	(7.2)	53.3	(6.8)	(20.2)		41.5	19.2
Balance at end of period	$497.6	$489.4	$541.9	$531.8	$513.8		$497.6	$513.8

(1) Includes distribution costs.

12/31/2007									PAGE 19
Employer Markets - Defined Contribution Account Value Roll Forward Unaudited [Billions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2006	2007	2007	2007	2007	Change	2006	2007	Change

Fixed Annuities - Balance at Beginning of Period	$11.061	$11.006	$10.993	$10.940	$10.891	-1.5%	$11.009	$11.006	-
Gross deposits (1)	0.183	0.299	0.233	0.305	0.268	46.4%	0.946	1.105	16.7%
Withdrawals & deaths	(0.340)	(0.399)	(0.376)	(0.450)	(0.411)	-20.9%	(1.439)	(1.635)	-13.6%
Net flows	(0.157)	(0.101)	(0.143)	(0.144)	(0.143)	8.9%	(0.493)	(0.531)	-7.6%
Transfer from (to) variable annuities	(0.011)	(0.017)	(0.012)	(0.011)	0.031	NM	0.082	(0.008)	NM
Interest credited	0.112	0.104	0.102	0.106	0.111	-0.9%	0.408	0.422	3.4%
Fixed Annuities - Balance at End of Period (2)	$11.006	$10.993	$10.940	$10.891	$10.889	-1.1%	$11.006	$10.889	-1.1%

Variable Annuities - Balance at Beginning of Period	$16.530	$17.475	$17.676	$18.480	$18.581	12.4%	$15.692	$17.475	11.4%
Gross deposits (1)	0.559	0.655	0.577	0.564	0.560	0.2%	2.525	2.355	-6.7%
Withdrawals & deaths	(0.669)	(0.813)	(0.747)	(0.810)	(0.842)	-25.9%	(2.557)	(3.212)	-25.6%
Net flows	(0.110)	(0.158)	(0.170)	(0.247)	(0.283)	NM	(0.032)	(0.857)	NM
Transfer from (to) fixed annuities	0.008	0.004	0.007	(0.028)	(0.012)	NM	(0.084)	(0.029)	65.1%
Investment increase & change in market value	1.047	0.354	0.968	0.375	(0.410)	NM	1.899	1.287	-32.2%
Variable Annuities - Balance at End of Period (3)	$17.475	$17.676	$18.480	$18.581	$17.876	2.3%	$17.475	$17.876	2.3%

Total Annuities - Balance at Beginning of Period	$27.591	$28.482	$28.669	$29.421	$29.471	6.8%	$26.701	$28.482	6.7%
Gross Deposits (1)	0.742	0.953	0.809	0.869	0.828	11.6%	3.471	3.460	-0.3%
Withdrawals & deaths	(1.009)	(1.212)	(1.122)	(1.260)	(1.253)	-24.2%	(3.996)	(4.848)	-21.3%
Net flows	(0.267)	(0.259)	(0.313)	(0.391)	(0.426)	-59.6%	(0.525)	(1.388)	NM
Transfers	(0.002)	(0.012)	(0.005)	(0.039)	0.019	NM	(0.002)	(0.038)	NM
Interest credited & change in market value	1.160	0.458	1.070	0.481	(0.300)	NM	2.307	1.709	-25.9%
Total Annuities - Balance at End of Period	$28.482	$28.669	$29.421	$29.471	$28.765	1.0%	$28.482	$28.765	1.0%

Alliance Mutual Funds - Balance at Beginning of Period	$4.636	$5.175	$5.807	$6.543	$7.165	54.6%	$3.772	$5.175	37.2%
Plan/Participant Rollovers	0.168	0.279	0.217	0.411	0.168	0.0%	0.371	1.075	190.0%
Additional contributions	0.189	0.254	0.247	0.245	0.269	42.3%	0.743	1.016	36.7%
Gross deposits	0.357	0.533	0.464	0.656	0.437	22.4%	1.113	2.090	87.8%
Withdrawals & deaths	(0.079)	(0.054)	(0.077)	(0.132)	(0.102)	-29.1%	(0.247)	(0.365)	-48.0%
Net flows	0.277	0.480	0.387	0.524	0.335	20.9%	0.866	1.725	99.1%
Transfers	0.003	0.005	0.040	(0.013)	(0.023)	NM	(0.007)	0.009	NM
Interest credited & change in market value	0.259	0.147	0.310	0.111	(0.184)	NM	0.543	0.384	-29.3%
Total Alliance Mutual Funds - Balance at End of Period (4)	$5.175	$5.807	$6.543	$7.165	$7.293	40.9%	$5.175	$7.293	40.9%

Total Defined Contribution Segment Account Value
including Alliance Mutual Funds -
Balance at Beginning of Period	$32.227	$33.656	$34.475	$35.964	$36.636	13.7%	$30.473	$33.656	10.4%
Gross deposits (1)	1.099	1.487	1.273	1.525	1.265	15.1%	4.585	5.550	21.1%
Withdrawals & deaths	(1.089)	(1.266)	(1.199)	(1.392)	(1.356)	-24.5%	(4.243)	(5.213)	-22.9%
Net flows	0.010	0.221	0.074	0.133	(0.091)	NM	0.342	0.337	-1.4%
Transfers	0.000	(0.007)	0.035	(0.052)	(0.004)	NM	(0.009)	(0.028)	NM
Interest credited & change in market value	1.419	0.606	1.379	0.592	(0.484)	NM	2.850	2.093	-26.6%
Total Defined Contribution Segment Account
Values- Balance at End of Period	$33.656	$34.475	$35.964	$36.636	$36.058	7.1%	$33.656	$36.058	7.1%

Variable Annuities Under Agreement - Included above	0.017	0.016	0.017	0.018	0.017	0.0%	0.017	0.017	0.0%

Incremental Deposits (5) :
Fixed Annuities	$0.173	$0.282	$0.224	$0.220	$0.197	13.9%	$0.905	$0.922	1.9%
Variable Annuities	0.551	0.581	0.631	0.556	0.551	-	2.490	2.318	-6.9%
Total Annuities Incremental Deposits	0.724	0.862	0.855	0.776	0.747	3.2%	3.395	3.240	-4.6%
Total Alliance Mutual Funds Incremental Deposits	0.357	0.533	0.464	0.656	0.437	22.4%	1.114	2.090	87.7%
Total Defined Contribution Incremental Deposits	$1.080	$1.396	$1.318	$1.431	$1.185	9.7%	$4.509	$5.330	18.2%

(1) Gross deposits for year ended December 31, 2006 include approximately $20 million and $110 million of fixed and variable annuity deposits, respectively, resulting from JP employee plan deposits into the LNC employee plan as a result of the merger.

(2) Includes Fixed Annuity products offered under the Alliance Program and the fixed portion of variable annuities.
(3) Excludes the fixed portion of variable annuities.
(4) Represents amounts attributable to Alliance mutual fund net flows. Alliance mutual fund account values are not included in the separate accounts reported on our balance sheet.
(5) Incremental Deposits represent gross deposits reduced by transfers from other Lincoln products.

12/31/2007									PAGE 20
Employer Markets - Defined Contribution
Supplemental Data
Unaudited [Billions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2006	2007	2007	2007	2007	Change	2006	2007	Change
Fixed Annuities - excluding fixed portion of variable contracts
Deposits (1)	$0.093	$0.198	$0.146	$0.221	$0.189	103.2%	$0.506	$0.754	49.0%
Withdrawals	(0.118)	(0.166)	(0.140)	(0.215)	(0.203)	-72.0%	(0.501)	(0.724)	-44.5%
Net Flows	$(0.024)	$0.032	$0.006	$0.006	$(0.014)	41.7%	$0.005	$0.030	NM

Fixed Contract Account Values	$4.797	$4.870	$4.917	$4.943	$4.996	4.1%	$4.797	$4.996	4.1%

Fixed Portion of Variable Contracts
Deposits	$0.090	$0.100	$0.087	$0.084	$0.079	-12.2%	$0.440	$0.351	-20.2%
Withdrawals	(0.222)	(0.233)	(0.236)	(0.235)	(0.208)	6.3%	(0.938)	(0.912)	2.8%
Net Flows	$(0.132)	$(0.133)	$(0.149)	$(0.150)	$(0.129)	2.3%	$(0.499)	$(0.561)	-12.4%

Fixed Portion of Variable Contract Account Values	$6.210	$6.123	$6.023	$5.948	$5.893	-5.1%	$6.210	$5.893	-5.1%

Variable Annuities - including fixed portion of variable contracts
Deposits (1)	$0.649	$0.755	$0.664	$0.648	$0.639	-1.5%	$2.965	$2.706	-8.7%
Withdrawals	(0.891)	(1.046)	(0.982)	(1.045)	(1.050)	-17.8%	(3.495)	(4.124)	-18.0%
Net Flows	$(0.242)	$(0.291)	$(0.319)	$(0.397)	$(0.411)	-69.8%	$(0.530)	$(1.418)	NM

Variable Contract Account Values	$23.685	$23.799	$24.504	$24.528	$23.769	0.4%	$23.685	$23.769	0.4%

Average Daily Variable Annuity Account Values	$17.164	$17.582	$18.377	$18.162	$18.235	6.2%	$16.432	$18.043	9.8%

Total Annuity based Retirement Plan Product Spread Information (2)						Change			Change
						(Basis Point)			(Basis Point)
Net investment income (3) (4)	6.23%	6.20%	6.13%	6.00%	6.05%	(18)	6.34%	6.11%	(23)
Interest credited to policyholders	3.79%	3.81%	3.82%	3.84%	3.85%	6	3.73%	3.82%	9
Spread (3) (4)	2.44%	2.39%	2.31%	2.16%	2.20%	(24)	2.61%	2.29%	(32)

(1) Gross deposits for the year ended December 31, 2006 include approximately $20 million and $110 million of fixed and variable annuity deposits, respectively, resulting from JP employee plan deposits into the LNC employee plan as a result of the merger.

(2) For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. We exclude net investment income earned on investments supporting statutory surplus from our spread calculations. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values.

(3) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread was 5 bps in the 4th quarter of 2007, 7 bps in the 3rd quarter of 2007, 9 bps in the 2nd quarter of 2007, 3 bps in the 1st quarter of 2007 and 4 bps in the 4th quarter of 2006.

(4) The net investment income and spread reported above include earnings from alternative investments, such as limited partnerships and hedge funds. The impact on investment income yields from these investments was (2) bps in the 4th quarter of 2007, (11) bps in the 3rd quarter of 2007, 11 bps in the 2nd quarter of 2007, 7 bps in the 1st quarter of 2007 and 9 bps in the 4th quarter of 2006. The impact was 1 bp and 7 bps for the years ended December 31, 2007 and 2006, respectively.

12/31/2007								PAGE 21
Employer Markets - Executive Benefits
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2006	2007	2007	2007	2007	Change	2006	2007	Change
Operating Revenues
Insurance premiums	$3.3	$0.6	$0.1	$0.6	$0.0	-100.0%	$4.7	$1.3	-72.3%
Surrender charges	0.0	(0.0)	0.0	0.0	0.1	NM	0.0	0.1	NM
Mortality assessments	8.5	8.9	8.2	8.4	9.0	5.9%	27.0	34.5	27.8%
Expense assessments	5.5	6.2	5.9	5.3	5.8	5.5%	18.1	23.2	28.2%
Net investment income	90.5	94.8	99.3	98.1	98.6	9.0%	316.6	390.8	23.4%
Other revenues and fees	1.3	1.2	1.3	1.2	1.3	-	5.3	5.1	-3.8%
Total Operating Revenues	109.1	111.7	114.9	113.5	114.9	5.3%	371.8	455.0	22.4%

Operating Expenses
Insurance benefits	39.7	33.1	33.3	35.9	35.7	-10.1%	138.5	137.9	-0.4%
Interest credited to contractholder funds	42.0	44.8	50.3	50.9	51.2	21.9%	131.4	197.2	50.1%
Operating and acquisition expenses	9.1	12.7	11.4	11.6	6.1	-33.0%	32.5	41.8	28.6%
Total Operating Expenses	90.8	90.7	95.0	98.4	92.9	2.3%	302.3	377.0	24.7%

Income from operations before Federal income taxes	18.3	21.1	19.9	15.1	22.0	20.2%	69.4	78.1	12.5%

Federal income taxes	5.6	6.6	6.0	4.1	7.0	25.0%	20.2	23.7	17.3%

Income from Operations	$12.7	$14.4	$13.9	$11.0	$15.0	18.1%	$49.2	$54.3	10.4%

Effective tax rate	30.7%	31.5%	30.3%	27.1%	31.7%		29.1%	30.4%

Average equity	$528.2	$539.3	$527.2	$536.5	$551.3		$476.8	$538.6
Return on average equity	9.6%	10.7%	10.5%	8.2%	10.9%		10.3%	10.1%

Operating and Acquisition Expenses
Commissions	$11.2	$6.5	$6.8	$6.5	$14.0	25.0%	$31.5	$33.8	7.3%
General and administrative expenses	4.8	4.0	4.2	5.8	4.6	-4.2%	17.4	18.6	6.9%
Taxes, licenses and fees	1.3	1.5	1.3	1.2	1.6	23.1%	5.0	5.5	10.0%
Total commissions and expenses incurred	17.3	11.9	12.3	13.4	20.2	16.8%	54.0	57.8	7.0%
Less: commissions and expenses capitalized	(10.9)	(6.9)	(6.7)	(6.6)	(14.1)	-29.4%	(31.3)	(34.3)	-9.6%
Amortization of DAC and VOBA, net of interest	2.8	7.7	5.8	4.8	0.0	-100.0%	9.8	18.3	86.7%
Net Operating and Acquisition Expenses	$9.1	$12.7	$11.4	$11.6	$6.1	-33.0%	$32.4	$41.8	29.0%

General and administrative expenses - basis
points on account values - Annualized (1)	27	23	24	33	27	-	28	27	(1)

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$258.0	$265.3	$260.5	$276.2	$273.2		$113.6	$265.3
Deferral	10.9	6.9	6.7	6.6	14.1		31.3	34.3
Amortization net of interest:
Unlocking	(0.3)	(2.7)	(2.3)	(1.5)	2.3		0.3	(4.1)
Amortization excluding unlocking	(2.5)	(5.1)	(3.4)	(3.4)	(2.3)		(10.1)	(14.2)
Deferrals, net of amortization included in
operating and acquisition expenses	8.2	(0.8)	0.9	1.8	14.1		21.6	16.0
Adjustment related to realized (gains) losses
on available-for-sale securities	(0.8)	(0.5)	(0.1)	0.1	0.6		(1.5)	0.0
Adjustment related to unrealized (gains) losses
on available-for-sale securities	(0.1)	(3.4)	14.9	(4.8)	(4.9)		(10.9)	1.7
Business acquired	-	-	-	-	-		142.5	-
Balance at end of period	$265.3	$260.5	$276.2	$273.2	$283.0		$265.3	$283.0

Roll Forward of Deferred Front-End Loads

Balance at beginning of period	$20.3	$21.7	$22.0	$21.9	$22.4		$17.9	$21.7
Deferral	1.5	1.1	0.9	0.7	1.4		4.4	4.1
Amortization net of interest:
Unlocking	0.1	(0.3)	(0.6)	0.1	0.3		0.3	(0.5)
Amortization excluding unlocking	(0.2)	(0.4)	(0.3)	(0.3)	(0.3)		(0.9)	(1.4)
Deferrals, net of amortization included in
expense assessments	1.4	0.3	(0.1)	0.5	1.4		3.8	2.2
Balance at end of period	$21.7	$22.0	$21.9	$22.4	$23.8		$21.7	$23.8

(1) Includes distribution costs.

12/31/2007									PAGE 22
Employer Markets - Executive Benefits
Account Value Roll Forward and Supplemental Data
Unaudited [Billions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2006	2007	2007	2007	2007	Change	2006	2007	Change
COLI/BOLI- Balance Beginning-of-Period	$4.252	$4.305	$4.264	$4.353	$4.391	3.3%	$1.318	$4.305	226.6%
Business acquired	-	-	-	-	-	NM	2.795	-	-100.0%
Deposits	0.085	0.065	0.079	0.052	0.107	25.9%	0.267	0.303	13.5%
Withdrawals & deaths	(0.092)	(0.140)	(0.053)	(0.057)	(0.070)	23.9%	(0.210)	(0.320)	-52.4%
Net flows	(0.007)	(0.075)	0.026	(0.005)	0.037	NM	0.057	(0.017)	NM
Policyholder assessments	(0.019)	(0.018)	(0.017)	(0.017)	(0.019)	-	(0.060)	(0.070)	-16.7%
Interest credited and change in market value	0.079	0.052	0.080	0.060	0.027	-65.8%	0.196	0.218	11.2%
COLI/BOLI-Balance End-of-Period	$4.305	$4.264	$4.353	$4.391	$4.436	3.0%	$4.305	$4.436	3.0%

COLI/BOLI In-Force	$15.645	$14.747	$14.809	$14.900	$15.292	-2.3%	$15.645	$15.292	-2.3%

Run Off Institutional Pensions Account Values -
Balance at End of Period	$2.720	$2.734	$2.729	$2.720	$2.094	-23.0%	$2.720	$2.094	-23.0%

12/31/2007									PAGE 23
Employer Markets - Group Protection
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2006	2007	2007	2007	2007	Change	2006	2007	Change
Operating Revenues
Insurance premiums	$315.9	$331.3	$361.3	$336.8	$349.7	10.7%	$949.0	$1,379.2	45.3%
Net investment income	28.0	27.9	28.5	29.5	29.5	5.4%	80.2	115.3	43.8%
Other revenues and fees	0.8	1.1	1.2	1.3	1.4	75.0%	2.5	5.0	100.0%
Total Operating Revenues	344.8	360.4	391.0	367.5	380.6	10.4%	1,031.8	1,499.6	45.3%

Operating Expenses
Insurance benefits	224.0	246.6	265.7	235.0	252.1	12.5%	663.3	999.4	50.7%
Operating and acquisition expenses	69.6	78.3	80.7	81.4	85.1	22.3%	216.2	325.4	50.5%
Total Operating Expenses	293.6	324.9	346.3	316.4	337.2	14.9%	879.5	1,324.8	50.6%

Income from operations before Federal income taxes	51.2	35.5	44.7	51.2	43.4	-15.2%	152.3	174.8	14.8%

Federal income taxes	17.9	12.4	15.7	17.9	15.2	-15.1%	53.3	61.3	15.0%

Income from Operations	$33.2	$23.1	$29.0	$33.2	$28.2	-15.1%	$99.0	$113.5	14.6%

Effective tax rate	35.0%	35.0%	35.1%	35.1%	35.1%		35.0%	35.1%

Average equity	$913.4	$915.1	$917.5	$936.2	$956.4		$890.4	$931.3
Return on average equity	14.6%	10.1%	12.6%	14.2%	11.8%		22.2%	12.2%

Operating and Acquisition Expenses
Commissions	$36.8	$39.4	$41.4	$40.3	$43.1	17.1%	$110.1	$164.3	49.2%
General and administrative expenses	37.5	32.7	37.5	37.9	42.8	14.1%	104.8	150.9	44.0%
Taxes, licenses and fees	6.9	9.7	9.5	8.1	6.2	-10.1%	22.6	33.6	48.7%
Total commissions and expenses incurred	81.2	81.8	88.4	86.3	92.1	13.4%	237.6	348.7	46.8%
Less commissions and expenses capitalized	(14.8)	(11.2)	(13.5)	(13.0)	(16.7)	-12.8%	(37.2)	(54.4)	-46.2%
Amortization of DAC and VOBA, net of interest	3.2	7.6	5.8	8.1	9.7	203.1%	15.9	31.1	95.6%
Net Operating and Acquisition Expenses	$69.6	$78.3	$80.7	$81.4	$85.1	22.3%	$216.2	$325.4	50.5%

General and administrative expenses as a
percentage of premiums	11.9%	9.9%	10.4%	11.2%	12.2%	NM	11.0%	10.9%	-9.1

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$126.1	$137.6	$103.7	$111.4	$116.4		$-	$137.6
Cumulative effect of adoption of SOP 05-1	-	(37.5)	-	-	-		-	(37.5)
Deferral	14.8	11.2	13.5	13.0	16.7		37.2	54.4
Amortization net of interest	(3.2)	(7.6)	(5.8)	(8.1)	(9.7)		(15.9)	(31.1)
Deferrals, net of amortization included in
operating and acquisition expenses	11.5	3.5	7.8	5.0	7.0		21.4	23.2
Business acquired	-	-	-	-	-		116.2	-
Balance at end of period	$137.6	$103.7	$111.4	$116.4	$123.4		$137.6	$123.4

12/31/2007									PAGE 24
Employer Markets - Group Protection
Supplemental Data
Unaudited [Millions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2006	2007	2007	2007	2007	Change	2006	2007	Change

Annualized Sales
Life	$43.1	$22.7	$23.6	$22.0	$53.9	25.1%	$77.8	$122.3	57.2%
Disability	56.9	28.6	28.9	30.5	72.1	26.7%	104.5	160.0	53.1%
Dental	13.1	9.4	9.5	8.3	16.6	26.7%	26.4	43.8	65.9%

Premiums:
Life	$112.5	$118.6	$125.0	$123.4	$126.5	12.4%	$334.0	$493.5	47.8%
Disability	138.5	144.8	150.4	151.1	155.2	12.1%	407.2	601.4	47.7%
Dental	31.8	32.9	33.5	34.1	35.2	10.7%	94.9	135.7	43.0%
Other	33.2	35.0	52.5	28.3	32.8	-1.2%	112.8	148.5	31.6%

Total	$315.9	$331.3	$361.3	$336.8	$349.7	10.7%	$948.9	$1,379.2	45.3%

Product Line Results:
Life	$13.6	$8.6	$10.0	$11.0	$11.2	-17.6%	$36.9	$40.9	10.8%
Disability	15.5	13.3	18.1	18.8	13.7	-11.6%	52.7	63.9	21.3%
Dental	3.0	0.2	(0.1)	1.3	2.1	-30.0%	6.6	3.5	-47.0%
Other	1.1	0.9	1.0	2.2	1.2	9.1%	2.8	5.3	89.3%

Total	$33.2	$23.1	$29.0	$33.2	$28.2	-15.1%	$99.0	$113.5	14.6%

Loss Ratios:
Life	69.0%	75.0%	73.9%	71.2%	72.1%	4.5%	69.7%	73.0%	4.7%
Disability	69.3%	69.5%	66.4%	65.0%	69.1%	-0.3%	64.4%	67.5%	4.7%
Dental	68.7%	79.2%	79.3%	74.9%	73.1%	6.4%	72.2%	76.6%	6.0%

Combined loss ratios	69.1%	72.7%	70.8%	68.6%	70.7%	2.4%	67.4%	70.7%	4.9%

12/31/2007									PAGE 25
Investment Management
Income Statements
Unaudited [Millions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2006	2007	2007	2007	2007	Change	2006	2007	Change
Operating Revenues
Investment advisory fees - External	$86.5	$89.2	$90.8	$91.5	$88.2	2.0%	$327.9	$359.7	9.7%
Investment advisory fees - Insurance-related	24.7	25.7	21.5	20.1	19.8	-19.8%	97.0	87.1	-10.2%
Other revenues and fees	37.7	35.3	38.7	38.5	31.0	-17.8%	138.7	143.4	3.4%
Total Operating Revenues	148.9	150.2	151.0	150.1	139.0	-6.6%	563.5	590.2	4.7%

Operating Expenses
Operating and administrative expenses	126.2	124.6	133.1	116.0	96.8	-23.3%	478.9	470.5	-1.8%
Total Operating Expenses	126.2	124.6	133.1	116.0	96.8	-23.3%	478.9	470.5	-1.8%

Income from operations before Federal income taxes	22.7	25.6	17.9	34.1	42.2	85.9%	84.6	119.7	41.5%

Federal income taxes	8.3	9.3	6.6	12.3	15.2	83.1%	29.4	43.3	47.3%

Income from Operations	$14.4	$16.2	$11.3	$21.8	$27.0	87.5%	$55.2	$76.4	38.4%

Effective tax rate	36.5%	36.4%	36.8%	36.1%	35.9%		34.8%	36.2%

Pre-tax Operating Margin (1)	15.2%	17.0%	11.8%	22.7%	30.3%		15.0%	20.3%
After-tax Operating Margin (2)	9.7%	10.8%	7.5%	14.5%	19.4%		9.8%	12.9%

Operating and Administrative Expenses
General and administrative expenses	$109.1	$106.5	$116.7	$100.5	$81.0	-25.8%	$408.8	$404.8	-1.0%
Depreciation and amortization	2.4	2.6	2.5	2.5	2.3	-4.2%	9.3	9.9	6.5%
Sub-advisory fees	9.8	10.0	8.4	7.7	8.1	-17.3%	41.2	34.2	-17.0%
Total general and administrative expenses	121.3	119.1	127.7	110.7	91.4	-24.6%	459.2	448.9	-2.2%
Taxes, licenses and fees	3.5	4.1	4.0	3.9	4.0	14.3%	13.4	16.0	19.4%
Amortization of intangibles	1.4	1.4	1.4	1.4	1.4	-	6.4	5.6	-12.5%
Total Operating and Administrative expenses	$126.2	$124.6	$133.1	$116.0	$96.8	-23.3%	$478.9	$470.5	-1.8%

(1) Pre-tax operating margin is calculated as Income from Operations before Federal income taxes divided by Operating Revenues.
(2) After-tax operating margin is calculated as Income from Operations divided by Operating Revenues.

12/31/2007									PAGE 26
Investment Management
Assets Under Management Roll Forward
Unaudited [Billions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2006	2007	2007	2007	2007	Change	2006	2007	Change

Retail Fixed - Balance-Beginning-of-Period	$10.522	$10.993	$11.644	$12.303	$13.014	23.7%	$9.625	$10.993	14.2%
Sales (1)	1.091	1.365	1.494	1.467	1.635	49.9%	4.057	5.961	46.9%
Redemptions (2)	(0.802)	(0.910)	(1.062)	(1.060)	(1.330)	-65.8%	(3.241)	(4.361)	-34.6%
Transfers	0.028	0.014	(0.005)	0.027	0.017	-39.3%	0.014	0.053	278.6%
Net Flows	0.318	0.470	0.428	0.434	0.321	0.9%	0.830	1.653	99.2%
Net investment gains and change in market value	0.211	0.181	0.119	0.278	0.145	-31.3%	0.595	0.723	21.5%
Transfer of assets to third-party (2)	(0.057)	-	(0.055)	-	(0.018)	68.4%	(0.057)	(0.072)	-26.3%
Transfer of assets to an intercompany manager (3)	-	-	0.166	-	-	NM	-	0.166	NM
Balance at End-of-Period	$10.993	$11.644	$12.303	$13.014	$13.463	22.5%	$10.993	$13.463	22.5%

Retail Equity - Balance-Beginning-of-Period	$36.954	$39.627	$40.250	$38.586	$38.166	3.3%	$32.732	$39.627	21.1%
Sales (1)	2.101	2.238	1.778	1.344	1.957	-6.9%	8.935	7.318	-18.1%
Redemptions (2)	(2.338)	(2.455)	(2.487)	(2.084)	(2.903)	-24.2%	(8.296)	(9.929)	-19.7%
Transfers	(0.030)	(0.020)	0.004	(0.029)	(0.025)	16.7%	(0.091)	(0.069)	24.2%
Net Flows	(0.267)	(0.237)	(0.704)	(0.768)	(0.970)	NM	0.547	(2.680)	NM
Net investment gains and change in market value	3.074	0.861	2.190	0.348	(0.915)	NM	6.481	2.483	-61.7%
Transfer of assets to third-party (2)	(0.133)	-	(0.099)	-	(0.030)	77.4%	(0.133)	(0.129)	3.0%
Transfer of assets to an intercompany manager (3)	-	-	(3.051)	-	-	NM	-	(3.051)	NM
Balance at End-of-Period	$39.627	$40.250	$38.586	$38.166	$36.250	-8.5%	$39.627	$36.250	-8.5%

Total Retail - Balance-Beginning-of-Period	$47.476	$50.620	$51.895	$50.889	$51.180	7.8%	$42.357	$50.620	19.5%
Retail sales-Annuities	0.932	1.300	0.902	0.891	0.954	2.4%	3.647	4.047	11.0%
Retail sales-Mutual Funds	1.768	1.753	1.896	1.543	2.241	26.8%	5.617	7.433	32.3%
Retail sales-Managed Accounts & Other	0.493	0.550	0.474	0.377	0.398	-19.3%	3.728	1.799	-51.7%
Total Retail Sales (1)	3.192	3.603	3.272	2.811	3.592	12.5%	12.991	13.279	2.2%
Redemptions (2)	(3.140)	(3.365)	(3.548)	(3.144)	(4.233)	-34.8%	(11.538)	(14.290)	-23.9%
Transfers	(0.002)	(0.005)	(0.001)	(0.001)	(0.008)	NM	(0.077)	(0.016)	79.2%
Net Flows	0.050	0.233	(0.277)	(0.334)	(0.649)	NM	1.377	(1.026)	NM
Net investment gains and change in market value	3.285	1.041	2.309	0.626	(0.770)	NM	7.077	3.206	-54.7%
Transfer of assets to third-party (2)	(0.190)	-	(0.153)	-	(0.048)	74.7%	(0.190)	(0.201)	-5.8%
Transfer of assets to an intercompany manager (3)	-	-	(2.885)	-	-	NM	-	(2.885)	NM
Balance at End-of-Period	$50.620	$51.895	$50.889	$51.180	$49.713	-1.8%	$50.620	$49.713	-1.8%

Institutional Fixed - Balance- Beginning-of-Period	$19.387	$22.841	$23.469	$23.565	$24.837	28.1%	$14.699	$22.841	55.4%
Inflows (1)	3.644	1.560	1.514	2.233	0.577	-84.2%	9.490	5.884	-38.0%
Withdrawals/terminations	(0.487)	(0.480)	(1.271)	(1.306)	(0.673)	-38.2%	(2.200)	(3.730)	-69.5%
Transfers	0.001	0.000	(0.000)	(0.001)	0.138	NM	0.010	0.137	NM
Net Flows	3.157	1.081	0.243	0.927	0.041	-98.7%	7.300	2.291	-68.6%
Net investment gains and change in market value	0.297	0.328	(0.147)	0.345	0.180	-39.4%	0.842	0.707	-16.0%
Transfer of assets to third-party (4)	-	-	-	-	(12.313)	NM	-	(12.313)	NM
Transfer of assets to an intercompany manager (3)	-	(0.780)	-	-	-	NM	-	(0.780)	NM
Balance at End-of-Period	$22.841	$23.469	$23.565	$24.837	$12.746	-44.2%	$22.841	$12.746	-44.2%

Institutional Equity - Balance- Beginning-of-Period	$22.649	$23.845	$22.782	$23.271	$23.699	4.6%	$20.576	$23.845	15.9%
Inflows (1)	1.244	0.870	1.363	0.701	1.653	32.9%	5.612	4.588	-18.2%
Withdrawals/terminations	(1.734)	(2.273)	(1.753)	(1.202)	(1.996)	-15.1%	(4.913)	(7.224)	-47.0%
Transfers	(0.001)	0.000	(0.000)	(0.001)	(0.001)	-	(0.007)	(0.001)	85.7%
Net Flows	(0.490)	(1.402)	(0.391)	(0.501)	(0.343)	30.0%	0.691	(2.637)	NM
Net investment gains and change in market value	1.687	0.339	1.242	0.929	(0.457)	NM	2.578	2.053	-20.4%
Transfer of assets to an intercompany manager (3)	-	-	(0.363)	-	-	NM	-	(0.363)	NM
Balance at End-of-Period	$23.845	$22.782	$23.271	$23.699	$22.898	-4.0%	$23.845	$22.898	-4.0%

Total Institutional - Balance- Beginning-of-Period	$42.035	$46.686	$46.251	$46.836	$48.536	15.5%	$35.276	$46.686	32.3%
Inflows (1)	4.888	2.431	2.877	2.934	2.230	-54.4%	15.102	10.472	-30.7%
Withdrawals/terminations	(2.221)	(2.753)	(3.025)	(2.508)	(2.669)	-20.2%	(7.113)	(10.954)	-54.0%
Transfers	(0.000)	0.001	(0.001)	(0.001)	0.137	NM	0.002	0.136	NM
Net Flows	2.666	(0.321)	(0.148)	0.425	(0.302)	NM	7.991	(0.346)	NM
Net investment gains and change in market value	1.984	0.667	1.096	1.274	(0.277)	NM	3.419	2.760	-19.3%
Transfer of assets to third-party (4)	-	-	-	-	(12.313)	NM	-	(12.313)	NM
Transfer of assets to an intercompany manager (3)	-	(0.780)	(0.363)	-	-	NM	-	(1.143)	NM
Balance at End-of-Period	$46.686	$46.251	$46.836	$48.536	$35.644	-23.7%	$46.686	$35.644	-23.7%

Total Retail and Institutional - At End-of-Period	$97.307	$98.146	$97.725	$99.716	$85.357	-12.3%	$97.307	$85.357	-12.3%

General Account Assets-End-of-Period (5)	$67.437	$67.658	$66.423	$67.324	$67.416	-	$67.437	$67.416	-

Total Assets Under Management
At End-of-Period	$164.743	$165.803	$164.148	$167.040	$152.774	-7.3%	$164.743	$152.774	-7.3%

Total Retail and Institutional - Net Flows (2)	$2.717	$(0.088)	$(0.425)	$0.091	$(0.950)	NM	$9.368	$(1.372)	NM

Subadvised Assets, included in Assets
Under Management above
Retail	$18.023	$18.466	$16.329	$16.380	$16.219	-10.0%	$18.023	$16.219	-10.0%
Institutional	4.648	4.645	4.594	4.734	4.570	-1.7%	4.648	4.570	-1.7%
Total Subadvised Assets	$22.671	$23.111	$20.922	$21.114	$20.789	-8.3%	$22.671	$20.789	-8.3%

(1) Sales and in-flows include dividend reinvestments.
(2) Reflects assets transferred to a third-party manager (Upromise) as a result of Delaware's decision to exit the 529 Plan business.  In 4Q06, a reclassification of $190m was made from Redemptions to Transfer of assets to third-party;  subsequent 529 Plan assets which transferred in 2Q07 and 4Q07 are reflected in Transfer of assets to third-party.

(3) Reflects assets that were transferred to an intercompany manager; this transfer does not impact Lincoln's consolidated assets under management.
(4) Reflects the sale of a portion of our institutional fixed-income business to an unaffiliated investment management company in 4Q07.
(5) Balances for 4Q06 and 1Q07 have been restated to reflect adjustments made to Jefferson Pilot separate accounts. The impact of these changes was $370 million and $366 million, respectively.

12/31/2007									PAGE 27
Lincoln UK
Income Statements
Unaudited [Millions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2006	2007	2007	2007	2007	Change	2006	2007	Change
Operating Revenues
Insurance premiums	$21.0	$24.2	$24.3	$25.6	$21.2	1.0%	$78.6	$95.3	21.2%
Mortality assessments	9.0	10.0	8.9	9.2	9.1	1.1%	34.4	37.1	7.8%
Expense assessments	36.8	37.1	39.9	33.0	46.6	26.6%	123.5	156.6	26.8%
Net investment income	18.0	19.3	19.4	20.9	21.5	19.4%	71.4	81.1	13.6%
Other revenues and fees	-	0.1	-	-	-	NM	0.1	0.1	-
Total Operating Revenues	84.8	90.7	92.5	88.7	98.3	15.9%	308.0	370.2	20.2%

Operating Expenses
Insurance benefits	30.4	36.0	34.4	30.2	36.9	21.4%	108.2	137.5	27.1%
Operating and acquisition expenses	39.1	38.0	40.2	42.5	41.9	7.2%	140.1	162.6	16.1%
Total Operating Expenses	69.5	74.0	74.6	72.7	78.8	13.4%	248.3	300.1	20.9%

Income from operations before Federal income taxes	15.3	16.7	18.0	15.9	19.5	27.5%	59.7	70.1	17.4%

Federal income taxes	5.4	5.9	6.3	5.6	6.8	25.9%	20.9	24.5	17.2%

Income from Operations	$9.9	$10.9	$11.7	$10.3	$12.7	28.3%	$38.9	$45.6	17.2%

Effective tax rate	35.3%	35.3%	35.0%	35.2%	34.9%		34.9%	35.0%

Average equity	$392.3	$384.8	$382.7	$378.0	$368.5		$410.8	$378.5
Return on average equity	10.1%	11.3%	12.2%	10.9%	13.8%		9.5%	12.0%

Operating and Acquisition Expenses
Commissions	$1.1	$1.0	$1.0	$1.3	$1.5	36.4%	$4.5	$4.9	8.9%
General and administrative expenses	27.9	26.5	26.7	26.9	28.1	0.7%	99.6	108.3	8.7%
Total commissions and expenses incurred	29.0	27.6	27.7	28.2	29.6	2.1%	104.1	113.2	8.7%
Less: commissions and expenses capitalized	(0.7)	(0.6)	(0.6)	(1.5)	(1.4)	NM	(1.9)	(4.0)	NM
Amortization of DAC and VOBA, net of interest	10.8	11.0	13.0	15.8	13.7	26.9%	37.9	53.4	40.9%
Net Operating and Acquisition Expenses	$39.1	$38.0	$40.2	$42.5	$41.9	7.2%	$140.1	$162.6	16.1%

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$783.4	$809.0	$802.6	$806.5	$807.3		$743.4	$809.0
Deferral	0.7	0.6	0.6	1.5	1.4		1.9	4.0
Amortization net of interest:
Unlocking	-	0.7	(0.1)	(0.9)	(0.9)		5.1	(1.2)
Amortization excluding unlocking	(10.8)	(11.7)	(12.9)	(14.9)	(12.8)		(43.0)	(52.2)
Deferrals, net of amortization included in
operating and acquisition expenses	(10.1)	(10.4)	(12.4)	(14.3)	(12.3)		(36.0)	(49.4)
Foreign currency translation adjustment	35.7	4.1	16.3	15.1	(22.9)		101.5	12.6
Balance at end of period	$809.0	$802.6	$806.5	$807.3	$772.1		$809.0	$772.1

Roll Forward of Deferred Front-End Load

Balance at beginning of period	$392.8	$404.5	$400.4	$402.6	$398.2		$363.1	$404.5
Deferral	0.6	0.9	0.7	0.8	0.9		3.0	3.3
Amortization net of interest:
Unlocking	-	(1.0)	0.1	(5.3)	(1.0)		13.5	(7.2)
Amortization excluding unlocking	(6.8)	(6.0)	(6.7)	(7.4)	(7.5)		(25.1)	(27.7)
Deferrals, net of amortization included in
expense assessments	(6.2)	(6.1)	(5.9)	(11.9)	(7.7)		(8.5)	(31.6)
Foreign currency translation adjustment	17.9	2.0	8.1	7.5	(11.2)		49.9	6.4
Balance at end of period	$404.5	$400.4	$402.6	$398.2	$379.3		$404.5	$379.3

12/31/2007									PAGE 28
Lincoln UK
Operational Data
Unaudited [Billions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2006	2007	2007	2007	2007	Change	2006	2007	Change

Unit Linked Assets
Balance-Beg-of-Period	$8.118	$8.757	$8.906	$9.168	$9.192	13.2%	$7.320	$8.757	19.6%

Deposits	0.071	0.068	0.100	0.079	0.075	5.6%	0.318	0.323	1.6%
Withdrawals (including charges) and Deaths	(0.232)	(0.240)	(0.251)	(0.251)	(0.227)	2.2%	(0.838)	(0.969)	-15.6%
Net Flows	(0.161)	(0.172)	(0.151)	(0.172)	(0.152)	5.6%	(0.520)	(0.646)	-24.2%
Investment income and change in market value	0.424	0.277	0.229	0.025	0.070	-83.5%	0.911	0.601	-34.0%
Foreign Currency Adjustment	0.376	0.045	0.183	0.171	(0.259)	NM	1.046	0.139	NM
Unit Linked Assets - End-of-Period	$8.757	$8.906	$9.168	$9.192	$8.850	1.1%	$8.757	$8.850	1.1%

Individual Life In-force	$19.345	$19.307	$19.605	$19.757	$19.022	-1.7%	$19.345	$19.022	-1.7%

Exchange Rate - Dollars to Pounds
For-the-Period	1.930	1.964	1.989	2.025	2.051	6.3%	1.847	2.007	8.7%
End-of-Period	1.958	1.968	2.008	2.046	1.987	1.5%	1.958	1.987	1.5%

12/31/2007									PAGE 29
Other Operations (1)
Unaudited [Millions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2006	2007	2007	2007	2007	Change	2006	2007	Change

Operating Revenues
Insurance premiums	$3.8	$2.1	$(1.2)	$0.9	$0.7	-81.6%	$5.3	$2.5	-52.8%
Net investment income	53.3	47.0	44.7	46.4	53.7	0.8%	224.8	191.8	-14.7%
Amortization of deferred gain on
indemnity reinsurance (2)	18.8	18.6	18.6	18.6	18.6	-1.1%	75.0	74.5	-0.7%
Other revenues and fees	(4.4)	(2.9)	3.0	(6.3)	(1.3)	70.5%	(10.9)	(7.4)	32.1%
Communications revenues	28.3	24.8	28.8	26.6	26.5	-6.4%	85.5	106.8	24.9%
Inter-segment elimination of investment advisory fees	(25.2)	(24.5)	(19.6)	(22.6)	(20.3)	19.4%	(96.9)	(87.1)	10.1%
Total Operating Revenues	74.6	65.1	74.3	63.7	77.8	4.3%	282.7	281.0	-0.6%

Operating Expenses
Insurance benefits	7.3	5.7	7.7	5.0	7.0	-4.1%	17.0	25.4	49.4%
Interest credited to contractholder funds	37.1	37.1	32.2	35.3	34.6	-6.7%	143.7	139.2	-3.1%
Operating and acquisition expenses	35.1	19.2	36.2	45.4	53.0	51.0%	60.6	153.7	153.6%
Taxes, licenses and fees	2.0	3.1	0.3	3.8	5.0	150.0%	9.0	12.1	34.4%
Interest	64.7	61.1	72.6	68.3	79.0	22.1%	218.2	281.2	28.9%
Communications expenses	13.3	14.7	15.2	13.2	13.5	1.5%	41.0	56.5	37.8%
Inter-segment elimination of investment advisory fees	(25.2)	(24.5)	(19.6)	(22.6)	(20.3)	19.4%	(96.9)	(87.1)	10.1%
Total Operating Expenses	134.4	116.4	144.5	148.4	171.8	27.8%	392.3	581.0	48.1%

Loss from operations before Federal income taxes	(59.9)	(51.3)	(70.2)	(84.6)	(94.0)	-56.9%	(109.6)	(300.0)	NM

Federal income taxes	(29.9)	(20.7)	(31.0)	(32.7)	(31.6)	-5.7%	(56.4)	(116.0)	NM

Loss from Operations	$(30.0)	$(30.6)	$(39.2)	$(51.9)	$(62.4)	NM	$(53.2)	$(184.1)	NM

Discontinued Operations
Unaudited [Millions of Dollars]

	Three Months Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2006	2007	2007	2007	2007	Change	2006	2007	Change

Discontinued Operations before disposition
Income on discontinued operations before federal income taxes	$14.1	$11.9	$9.6	$10.2	$13.9	-1.4%	$33.6	$45.7	36.0%
Federal income taxes	5.0	4.2	3.4	3.6	4.8	-4.0%	12.2	16.0	31.1%
Income on discontinued operations before disposition	9.1	7.7	6.3	6.6	9.1	-	21.4	29.7	38.8%

Disposition
Gain on disposition before federal taxes	-	-	-	-	57.1	NM	-	57.1	NM
Federal income taxes	-	-	-	-	193.0	NM	-	193.0	NM
Loss on disposition	-	-	-	-	(135.9)	NM	-	(135.9)	NM

Discontinued Operations	$9.1	$7.7	$6.3	$6.6	$(126.8)	NM	$21.4	$(106.2)	NM

(1) Includes inter-segment eliminations of transactions.
(2) Represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.

12/31/2007									PAGE 30
Consolidated Domestic Deposits/Account Balances
Unaudited [Billions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2006	2007	2007	2007	2007	Change	2006	2007	Change
Deposits - For the Period
Individual Markets - Fixed Annuities	$1.100	$0.821	$0.982	$1.231	$1.288	17.1%	$3.505	$4.321	23.3%
Individual Markets - Variable Annuities	2.061	2.000	2.295	2.247	2.593	25.8%	7.251	9.135	26.0%
Individual Markets - Life Insurance	1.101	1.039	1.005	0.980	1.086	-1.4%	3.365	4.110	22.1%
Employer Markets - Fixed Annuities	0.183	0.299	0.233	0.305	0.268	46.4%	0.946	1.105	16.8%
Employer Markets - Variable Products (1)	0.916	1.188	1.041	1.219	0.997	8.8%	3.639	4.445	22.1%
Employer Markets - Executive Benefits	0.085	0.065	0.079	0.052	0.107	25.9%	0.267	0.303	13.5%
Inv Mgmt - Annuities	0.932	1.300	0.902	0.891	0.954	2.4%	3.647	4.047	11.0%
Inv Mgmt - Mutual Funds	1.768	1.753	1.896	1.543	2.241	26.8%	5.617	7.433	32.3%
Inv Mgmt - Managed Acct. & Other	0.493	0.550	0.474	0.377	0.398	-19.3%	3.728	1.799	-51.7%
Consolidating Adjustments	(0.833)	(0.799)	(0.890)	(0.878)	(0.926)	-11.2%	(2.905)	(3.493)	-20.2%
Total Gross Retail Deposits	7.805	8.217	8.016	7.968	9.005	15.4%	29.060	33.206	14.3%

Inv Mgmt - Institutional	4.888	2.431	2.877	2.934	2.230	-54.4%	15.102	10.472	-30.7%
Consolidating Adjustments	(0.109)	(0.112)	(0.188)	(0.030)	(0.192)	-76.1%	(0.933)	(0.521)	44.2%
Total Gross Deposits	$12.584	$10.536	$10.706	$10.873	$11.043	-12.2%	$43.229	$43.157	-0.2%

Account Balances - End of Period
Individual Markets - Fixed Annuities	$16.733	$16.449	$16.270	$16.383	$16.470	-1.6%	$16.733	$16.470	-1.6%
Individual Markets - Variable Annuities	48.169	50.300	55.171	58.293	58.643	21.7%	48.169	58.643	21.7%
Individual Markets - Life Insurance	26.490	26.924	27.465	27.875	28.122	6.2%	26.490	28.122	6.2%
Employer Markets - Fixed Annuities	11.006	10.993	10.940	10.891	10.889	-1.1%	11.006	10.889	-1.1%
Employer Markets - Variable Products (1)	22.650	23.482	25.024	25.745	25.168	11.1%	22.650	25.168	11.1%
Employer Markets - Executive Benefits	4.305	4.264	4.353	4.391	4.436	3.0%	4.305	4.436	3.0%
Inv Mgmt - Annuities	15.151	15.467	12.780	12.814	12.282	-18.9%	15.151	12.282	-18.9%
Inv Mgmt - Mutual Funds	17.875	18.747	19.894	20.274	19.793	10.7%	17.875	19.793	10.7%
Inv Mgmt - Managed Acct. & Other	17.594	17.681	18.215	18.092	17.638	0.3%	17.594	17.638	0.3%
Consolidating Adjustments	(14.687)	(15.025)	(12.240)	(12.300)	(11.798)	19.7%	(14.687)	(11.798)	19.7%
Total Retail Account Balances	165.287	169.282	177.871	182.458	181.644	9.9%	165.287	181.644	9.9%

Inv Mgmt - Institutional	46.686	46.251	46.836	48.536	35.644	-23.7%	46.686	35.644	-23.7%
Consolidating Adjustments	(3.604)	(2.829)	(2.604)	(2.529)	(2.357)	34.6%	(3.604)	(2.357)	34.6%
Total Account Balances	$208.369	$212.704	$222.103	$228.465	$214.931	3.1%	$208.369	$214.931	3.1%

Total Domestic Net Flows
Unaudited [Billions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
For the Period Ended	2006	2007	2007	2007	2007	Change	2006	2007	Change

Individual Markets - Life	$0.727	$0.698	$0.586	$0.635	$0.745	2.5%	$2.023	$2.663	31.6%
Individual Markets - Annuities	0.892	0.754	1.138	1.291	1.808	102.7%	2.665	4.991	87.3%
Employer Markets - Defined Contribution	0.010	0.221	0.074	0.133	(0.091)	NM	0.342	0.337	-1.5%
Employer Markets - Executive Benefits	(0.007)	(0.075)	0.026	(0.005)	0.037	NM	0.057	(0.017)	NM
Investment Management - Retail	0.050	0.233	(0.277)	(0.334)	(0.649)	NM	1.377	(1.026)	NM
Consolidating Adjustments	(0.092)	(0.004)	0.330	0.071	0.140	NM	(0.007)	0.536	NM
Total Retail Net Flows	1.580	1.827	1.877	1.790	1.991	26.0%	6.457	7.484	15.9%

Investment Management - Institutional	2.666	(0.321)	(0.148)	0.425	(0.302)	NM	7.991	(0.346)	NM
Consolidating Adjustments	0.068	0.048	(0.026)	0.128	0.132	94.1%	0.121	0.282	NM
Total Net Flows	$4.315	$1.554	$1.702	$2.343	$1.821	-57.8%	$14.569	$7.421	-49.1%

(1) Includes amounts attributable to Alliance program mutual fund net flows.
Account values for the Alliance program are not included in the separate accounts reported on our balance sheet.

12/31/2007						PAGE 31
Consolidated Investment Data - Assets Managed
Unaudited [Billions of Dollars]

	As of
	Dec.	March	June	Sept.	Dec.	%
	2006	2007	2007	2007	2007	Change
Assets Managed by Source
LNC's Investments and Cash:
Fixed maturity securities -
available for sale	$55.853	$56.256	$55.447	$56.086	$56.276	0.8%
Equity securities - available for sale	0.700	0.714	0.687	0.670	0.518	-26.0%
Trading securities	3.036	2.910	2.818	2.717	2.730	-10.1%
Other investments	11.898	11.970	11.916	12.075	12.398	4.2%
Total LNC Investments	71.488	71.849	70.868	71.548	71.922	0.6%
Separate accounts	80.534	83.147	89.497	92.903	91.113	13.1%
Cash and invested cash	1.621	0.900	0.989	1.326	1.665	2.7%
Total LNC	153.642	155.897	161.353	165.777	164.700	7.2%

Non-affiliate assets managed	79.881	81.134	83.709	85.684	71.975	-9.9%

Total Assets Managed	$233.523	$237.031	$245.063	$251.461	$236.675	1.3%

Assets Managed by Advisor
Investment Management segment
(See page 26 for additional detail)	$97.307	$98.146	$97.725	$99.716	$85.357	-12.3%
DLIA-Corp
(Assets managed internally-see page 26)	67.437	67.658	66.423	67.324	67.416	-
Lincoln UK	10.108	10.255	10.536	10.589	10.247	1.4%
Domestic Policy Loans (excluding Lincoln UK)	2.755	2.763	2.783	2.786	2.831	2.8%
Non-LNC Affiliates	55.916	58.209	67.596	71.045	70.824	26.7%
Total Assets Managed	$233.523	$237.031	$245.063	$251.461	$236.675	1.3%

12/31/2007						PAGE 32
Consolidated Investment Data
Unaudited [Millions of Dollars]

	Three Months Ended
	Dec.	March	June	Sept.	Dec.	%
	2006	2007	2007	2007	2007	Change

Net Investment Income

Fixed maturity AFS securities	$841.7	$843.8	$847.1	$851.9	$868.0	3.1%
Equity AFS securities	8.5	8.6	11.8	10.4	10.4	22.4%
Trading securities	48.6	45.4	44.4	44.0	42.4	-12.8%
Mortgage loans on real estate	128.5	130.6	131.8	123.0	122.0	-5.1%
Real estate	20.6	15.2	12.5	15.5	13.3	-35.4%
Policy loans	43.7	42.6	44.3	43.0	44.6	2.1%
Invested cash	15.6	18.2	14.7	18.8	20.9	34.0%
Other investments	71.8	29.8	109.7	8.5	(18.0)	NM
Investment revenue	1,179.0	1,134.2	1,216.2	1,115.2	1,103.5	-6.4%
Investment expense	(52.6)	(44.6)	(46.3)	(48.3)	(45.2)	14.1%

Net Investment Income	$1,126.3	$1,089.5	$1,169.8	$1,066.9	$1,058.3	-6.0%

Mean Invested Assets (Amortized Cost)	$70,451.4	$69,905.7	$70,062.2	$70,535.5	$70,718.2

Ratio of Net Investment Income Over Mean Invested Assets	6.39%	6.23%	6.68%	6.05%	5.99%

	Three Months Ended
	Dec.	March	June	Sept.	Dec.	%
	2006	2007	2007	2007	2007	Change
Realized Investment Gains (Losses)
Fixed maturities	$10.6	$44.2	$(20.2)	$(17.8)	$(71.0)	NM
Equity securities	-	2.2	4.0	1.2	(110.6)	NM
Other gains (losses), net	3.5	(0.1)	9.4	(5.0)	7.6	117.1%
Policyholders' interest	7.6	(1.9)	(0.2)	(14.0)	2.0	-73.7%
Capital gains expense	-	-	-	-	-	NM
Total pretax gains (losses)	21.7	44.4	(7.0)	(35.6)	(172.0)	NM
Amortization of DAC, VOBA and deferred
sales inducements	(8.9)	(17.9)	(1.6)	0.2	63.2	NM
Income taxes	3.4	9.3	(3.8)	(12.2)	(37.4)	NM
Realized investment gains (losses), net of taxes	$9.4	$17.1	$(4.9)	$(23.2)	$(71.4)	NM

		As of December 31, 2007			As of December 31, 2006
		Amount	% of Total		Amount	% of Total
Available-for-Sale and Trading Securities [Millions of Dollars]
Fixed Maturity Sec (Fair Value)		$59,003.8	99.1%		$58,889.8	98.8%
Fixed Maturity Sec (Amortized Cost)		58,578.9	99.1%		57,725.8	98.9%

Equity Securities (Fair Value)		520.0	0.9%		700.2	1.2%
Equity Securities (Amortized Cost)		549.9	0.9%		656.8	1.1%

% of Available-for-Sale Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA			23.1%			19.6%
AA or better			32.9%			28.1%
BB or less			5.1%			6.3%

General Account Investments		As of December 31, 2007			As of December 31, 2006
		Amount	% of Total		Amount	% of Total
Fixed maturities- security sector:
Corporate bonds		$44,147.9	78.5%		$45,489.4	81.4%
U.S. government bonds		222.0	0.4%		263.4	0.5%
Foreign government bonds		1,037.5	1.8%		1,141.6	2.0%
Mortgage backed securities		10,604.6	18.8%		8,691.3	15.6%
State and municipal bonds		153.1	0.3%		159.4	0.3%
Preferred stocks - redeemable		110.7	0.2%		108.3	0.2%
Total		$56,275.7	100.0%		$55,853.4	100.0%

	As of
	Dec.	March	June	Sept.	Dec.	%
	2006	2007	2007	2007	2007	Change
Composition of Investment Portfolio:
Securities available-for-sale, at fair value:
Fixed Maturity	$55,853.4	$56,255.6	$55,447.0	$56,086.1	$56,275.7	0.8%
Equity	700.2	713.9	686.8	670.3	518.0	-26.0%
Trading securities	3,036.3	2,909.7	2,818.3	2,716.6	2,730.2	-10.1%
Mortgage loans on real estate & real estate	7,805.6	7,822.2	7,698.4	7,665.7	7,681.0	-1.6%
Policy loans	2,759.7	2,766.8	2,787.0	2,790.2	2,834.7	2.7%
Derivative Investments	415.3	412.6	375.9	554.1	807.1	94.3%
Other investments	880.8	932.9	1,019.1	1,030.0	1,075.0	22.0%
Total	$71,451.3	$71,813.6	$70,832.5	$71,512.9	$71,921.6	0.7%